                                                              Exhibit 99 (b)(2)


Confidential




Project Apostle


PRESENTATION TO THE GENERAL PARTNERS


October 29, 1999





                                                  [LOGO OF SOLOMON SMITH BARNEY]

Table of Contents

          1 TRANSACTION OVERVIEW

          2 OVERVIEW OF PIMCO ADVISORS

          3 COMPARATIVE OPERATING PERFORMANCE

          4 VALUATION

            APPENDIX
            A. Comparable Company Analysis
            B. Precedent Transactions
            C. Weighted Average Cost of Capital Analysis

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS





1  TRANSACTION OVERVIEW





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

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Transaction Overview

    Assumed Purchase Price:   $38.75 (the "Unit Price") per Class A limited
                              partnership unit ("Unit") of PIMCO Advisors LP
                              ("PIMCO Advisors" or "PALP");

                              $4,661 million in aggregate as follows:

       Allocation:                                                Units   % of Total       Amount
                                                             ----------   ----------    ----------
                              Holdings                           49.6         41.2%        $1,920
                              Pacific Life and subsidiaries      37.2         30.9          1,442 (a)
                              Units underlying ETAs (b)          17.4         14.5           674
                              Other (c)                           9.7          8.1           376
                                                             ----------   ----------    ----------
                                  Units Outstanding             113.9         94.7         4,413
                              Options, net (d)                    4.1          3.4           159
                              Other                               2.3          1.9            89
                                                             ----------   ----------    ----------
                                  Total                         120.3        100.0%       $4,661
                                                             ==========   ==========    ==========

       Adjustment             If the Revenue Run-rate declines by more than 15%,
                              excluding the impact of market changes, the Unit
                              Price will be adjusted by 2% for every 1% change in the Revenue Run-rate in excess of 15% (with a price floor of $31.00).


N.B Transaction structure based on conversations with management.

(a) Pacific life will receive Class E units at closing. Amount in table is based on a vale at closing of $38.75 per Unit.

(b) Employee Termination Agreements. Amount in table includes cash and Allianz common stock and assumes a value of $38.75 per Unit.

(c)  Includes 3.7 million private units.

(d)  Calculated using treasury stock method.

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1

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Transaction Overview

Transaction Structure:

-    Allianz acquires all Units of PIMCO Advisors, except Units held by Pacific
     Life

     . 17.4 million Units held under ETAs receive, in the aggregate, approximately 16% of their consideration in common shares of Allianz A.G. and the balance in cash (a)
     .    All other Units acquired receive $38.75 in cash

- Pacific Life exchanges its retained Units for an equivalent number of newly issued Class E units to be held indirectly and subject to a put/call structure with Allianz

- Pacific Life will receive annual cash distributions after closing on its Class E units, equivalent to $1.05 per unit plus 20% of defined LTM "PIMCO Classic" pre-bonus profits (b)

-    Pacific Life has the right to put all of its Class E units to Allianz at
     any time post-closing:            ---

     . At a per-unit price equal to the Liquidity Multiple times the sum of $1.05 and 20% of LTM PIMCO Classic pre-bonus profits per-unit for the preceding four quarters (the "Put Price")
     . Liquidity Multiple equal to 14.Ox ($38.75 divided by projected 1999 Operating Profit Available for Distribution of $2.77)
     .    Maximum Put Price of $60.00 per Class E unit

-    Allianz has the right to call all of Pacific Life's Class E units:
                                   ---
     . In case of change of control of Pacific Life: At the end of the calendar year during which a change of control transaction is closed, at the higher of the Put Price and $38.75
     . At any time after December 31, 2002: If the Put Price exceeds $50.00, at that price, but not to exceed $60.00 per Class E unit

- Pacific Life has indicated that it desires continued participation in PALP so as to permit continued inclusion of PALP assets in Pacific Life promotional and business development materials

(a) We have assumed, based on discussions with management, that the per Unit value of such cash and stock is $38.75.
(b) Based on discussions with PALP management, we have assumed that (i) the $1.05 fixed portion of such distributions is substantially equivalent to the projected distributions that would have been received on the non-PIMCO Classic business, and (ii) the transaction with Allianz will not have a material impact on the amount of PIMCO Classic distributions.

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

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Transaction Overview


Retention Arrangements:    In connection with the execution by PIMCO Advisors
                           employees of customary non-solicitation/non-compete agreements, Allianz will establish four retention pools, contingent upon employment, as follows:

                                                                                Eligible
                                                        Amount        NPV (a)   Employees           Consideration     Vesting
                                                       -------   ---------      ------------------  -------------   -----------
                                                                                                     Restricted
                                                           $50         $50      Gross/Thompson         Stock            5 years

                                                           391         296      Senior MDs              Cash            5

                                                           105          81      Other employees*        Cash            5
                                                       -------   ---------      ------------------  -------------   -----------
                           Fixed Component                $546        $427

                           Performance Based         Up to 120         103      Other employees*        Cash            7
                                                       -------   ---------
                                                          $666        $530
                                                       =======   =========

Compensation:

  Options and Deferred     8.585 million options on Units will be redeemed for
  Compensation             cash based on a price of $38.75. Employees deferred
                           compensation and deferred restricted unit plan will be cashed out based on a value of $38.75 per Unit.

  Bonus Pool               PIMCO Advisors will amend its existing Profit Sharing
                           Plan to "equitize" a reduction in its bonus pool from 45% to 30% of pre-tax, pre-bonus income.


* Not required to execute non-compete/non-solicitation agreements.
(a) Assumes 10% discount rate per management.

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

                           PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNER

Transaction Overview


Representations and       Customary for transactions of this kind
Warranties:

Tax Treatment:            The transaction will be taxable. The acquisition of
                          PIMCO Advisors will create Section 197 intangibles which can be amortized for tax purposes over 15 years.
                          The structure of the acquisition of Units underlying
                          ETAs and options is intended to achieve treatment as compensation expense for Allianz (a)

Closing Conditions:       Customary for transactions of this kind, including (i)
                          a condition to the obligations of Allianz of a Revenue
                          Run-Rate flow not less than 75% of the level at September 30, 1999, and (ii) a condition to the obligations of all parties of the receipt of the approval of the transaction by a majority of the outstanding units of limited partnership interest in PIMCO Advisors Holdings L.P.


(a)  Based on discussions with PIMCO Advisors management, we have assumed that
     (i) the agreement of Pacific Life is required in order for this tax benefit to be realized by Allianz, and (ii) that it has approximate incremental value to Allianz of $4.00 per Unit held by Pacific Life.


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4

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Transaction Overview

TRANSACTION MULTIPLES

                                             Reference        Per Unit Price
                                                  Data (a)            $38.75
Equity Value (b)                                                      $4,661
Firm Value (c)                                                         4,754

PALP:
    AUM ($B)                                     $256.2                 1.86 %
    LTM Revenues                                 $944.2                  5.0 x
    LTM OPAD                                      303.0 (d)             15.7

    Net Income:
       LTM As Reported                           $224.8 (d)             20.7 x
       LTM Tax-Effected (d)                       132.6 (d)(e)          35.1
       1999E                                      265.6                 17.6
       2000E                                      323.9                 14.4


PAH:
    Diluted Net Income per Unit:
       LTM                                        $1.70 (g)             22.8 x
       1999E                                       1.68 (h)             23.1
       2000E                                       2.03 (h)             19.1

    Distributions per Unit:
       LTM                                        $2.32                 16.7 x
       1999E                                       2.48 (h)             15.6
       2000E                                       2.71 (h)             14.3

    Premium to Market Based on:
       Current Price (10/28/99)                  $34.13                 13.6 %
       Day Prior to WSJ Article (7/6/99)          29.56                 31.1
       Normalized Price                           24.76                 56.5


___________________________________________________________
(a) At or for the twelve months ended September 30, 1999.
(b) Excludes management retention package. Based on diluted units outstanding.
(c) Firm value has been adjusted for existing debt (long and short term) of $145.5 million, less existing cash of $52.2 million.
(d) Adjusted to exclude non-recurring items.
(e) Assumes 41% tax rate.
(f) Based on projections driven by management assumptions. See page 31.
(g) SSB estimate.
(h) Based on IBES median estimates dated October 15. 1999.


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5

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS



2  OVERVIEW OF PIMCO ADVISORS



                                                  [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

PIMCO Advisors - Highlights


     BACKGROUND

     . PIMCO Advisors is the nation's 17th largest asset manager with approximately $256.2 billion in assets under management /(1)/

     . PIMCO Advisors provides a broad range of fixed income and equity investment advisory services to institutional and retail clients

     . November 1997 acquisition of Oppenheimer Capital added approximately $60 billion in equity AUM

AUM:                 $256.2B


Equity:                  33%
Fixed Inc.:              66%
Money Market:             1%


Mutual Funds /(2)/:      37%
Separate Accts:          63%

Domestic(3):             92%
International /(3)/:      8%


ASSET GROWTH

                                    [CHART]


CAGR (1995 - September 30, 1999) = 19.2%

                  1995       1996        1997       1998     September 30, 1999
Equity         $ 54,900   $ 68,389    $ 84,405   $ 92,040         $ 84,818
Fixed Income   $ 77,500   $ 89,860    $115,140   $152,126         $171,335
               --------   --------    --------   --------         --------
               $132,400   $158,249    $199,545   $244,166         $256,153

(1) AUM data is as of 9/30/99; ranking data as of 12/31/98 per Institutional Investor.
(2) Includes institutional mutual fund, retail mutual funds and other retail products.
(3) From discussion with management.

Source: Company-provided financials. Pro forma for acquisition of Oppenheimer Capital.

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

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


PIMCO Advisors - Subsidiary Summary

- PALP is a limited partnership. Publicly traded units are issued by PIMCO Advisors Holdings L.P. itself a GP of PALP

- PALP is structured as a series of relatively autonomous affiliates each of which controls its own investment process

                 Pacific                      Oppenheimer     PIMCO
                 Investments                  Capital         Equity Advisors  Cadence         Parametric             NFJ
                 ---------------------------  --------------  ---------------  --------------  ---------------------  --------------
Account Type     Institutional / Mutual Fund  Institutional   Mutual Fund      Institutional   Institutional          Institutional

Primary Style    Fixed Income - Total Return  Equity - Value  Equity - Growth  Equity - Blend  Equity - Quantitative  Equity - Value

9/30/99 AUM ($B) $ 181.5                      $ 55.7          $ 6.2            $ 6.5           $ 3.9                  $ 2.2

AUM CAGR            26.0 %                      10.8 %        NM                30.8 %           27.4 %                12.0 %
(1995 - 9/30/99)

Comment        -    AUM growth (driven by increase in market share in the
                    slow-growing defined benefit market

               - Premier Fixed Income Manager (Bill Gross): 1998 Fixed Income Manager of the Year by Morningstar

               -    Acquired November 1997

               - After poor performance (absolute, relative, and dispersion), upgraded investment professionals, replacing three portfolio managers, including its Chief Investment Officer

               -    Represents renamed retail operation of Columbus Circle

               -    Recently hired a new team of investment managers.

               - Innovation Fund: 1998 Fund of the Year by Mutual Funds magazine based on a return of 79% for the year


- In June 1999, PALP sold institutional portion of Columbus Circle Investors ($4.5 B in AUM) to management

- In October 1998, PALP sold Blairlogie Capital Management ($800 MM in AUM) to Allegheny Financial Group

- PALP distributes its retail funds primarily through the broker-dealer channel. It had 2% share of net flows in 1998 and 5% share through June 30, 1999, placing it 9th among broker-distributed managers


Source: Company, Financial Research Corporation.

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

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


America's Top Money Managers

($ in Millions)
--------------------------------------------------------------------------------
                                                  Total Assets Under Management
                                                 -------------------------------
Rank    Firm                                          12/31/1998    12/31/1997
--------------------------------------------------------------------------------
 1      Fidelity Investments                              $773,124      $625,864
 2      Barclays Global Investors                          615,500       485,800
 3      Merrill Lynch & Co.                                501,229       447,945
 4      State Street Global Advisors                       492,797       398,682
 5      Capital Group Cos.                                 424,235       343,526
 6      Mellon Bank Corp.                                  400,975       313,431
 7      Bankers Trust Co.                                  361,884       317,753
 8      Equitable Cos.                                     359,169       262,837
 9      Morgan Stanley Dean Witter & Co.                   345,731       288,671
10      SSB Citi Asset Mgmt Group                          327,027             -
11      J.P. Morgan Inv. Mgmt                              316,193       256,609
12      UBS Brinson Division                               303,703       150,801
13      Putnam Investments                                 294,056       235,086
14      Scudder Kemper Investments                         281,188       218,668
15      Vanguard Group                                     276,318       215,347
16      TIAA CREF                                          244,171       209,569
17      PIMCO Advisors                                     244,166       199,544
18      Prudential Insurance Co.                           242,838       213,632
19      Bank of America Corp.                              233,500             -
20      Northern Trust Global Investments                  225,781       196,619
21      Franklin Group of Funds                            220,200       221,000
22      AMVESCAP                                           216,917       156,686
23      Wellington Mgmt Co.                                211,318       174,550
24      American Express Co.                               196,051       170,872
25      Chase Manhattan                                    189,603       160,038

Source: Institutional Investor

PALP is the 17th largest asset manager in the U.S. as of December 31, 1998...




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

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

America's Largest Tax-Exempt Money Managers

($ in Millions)
------------------------------------------------------------------------------------------
                                                           Total Assets Under Management
                                                         ---------------------------------
Rank   Firm                                                 12/31/1998       12/31/1997
------------------------------------------------------------------------------------------
 1     Barclays Global Investors                               $577,800         $462,600
 2     State Street Global Advisors                             448,928          368,899
 3     Fidelity Investments                                     445,798          349,654
 4     Bankers Trust Co.                                        252,385          228,153
 5     J.P. Morgan Inv. Mgmt                                    228,971          183,377
 6     Capital Group International                              215,671          176,580
 7     Mellon Bank Corp.                                        209,034          181,600
 8     PIMCO Advisors                                           190,652          157,200
 9     UBS Brinson Division                                     169,742           91,153
10     Northern Trust Global Investments                        154,858          153,593
11     Equitable Cos.                                           151,283          122,851
12     Prudential Insurance Co.                                 137,978          138,944
13     United Asset Mgmt Corp.                                  133,008          134,274
14     Vanguard Group                                           123,271          102,849
15     Putnam Investments                                       117,169           98,624
16     Metropolitan Life                                        111,337          103,211
17     Nvest Cos.                                                88,964           79,609
18     Goldman Sachs Asset Mgmt.                                 88,551           66,520
19     T. Rowe Price Associates                                  75,235           66,415
20     AMVESCAP                                                  74,595           51,881

Source:  Institutional Investor

 ... and the 8th largest manager of tax-exempt assets.

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

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


PIMCO Advisors AUM Breakdown

AUM BREAKDOWN FOR PIMCO ADVISORS


------------------------------------------------------------------------------------------------------
 Client Breakdown (9/30/99): Total = $256.2 B         Asset Allocation (9/30/99): Total = $256.2 B
------------------------------------------------------------------------------------------------------

                 [PIE CHART]                                            [PIE CHART]


 Source: Company AUM Data                             Source: Company AUM Data

--------------------------------------------------
 Geographic Breakdown (9/30/99): Total = $256.2 B
--------------------------------------------------


                   [PIE CHART]


 Source: Management Discussion

------------------------------------------------------------------------------------------------------
 Total Asset Style Breakdown (6/30/99):               Total Equity Asset Style Breakdown (6/30/99):
 Total = $254.6 B                                     Total = $100.6 B
------------------------------------------------------------------------------------------------------

                 [PIE CHART]                                           [PIE CHART]


 Source: Financial Research Corporation,              Source: Financial Research Corporation,
         InvestWorks, Nelsons                                 InvestWorks, Nelsons

--------------------------------------------------
 Separate Account Breakdown (6/30/99):
 Total = $159.2 B
--------------------------------------------------


                 [PIE CHART]


 Source: Nelsons

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

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


PIMCO Advisors Market Share


    PIMCO ADVISORS MARKET SHARE BY NET FLOWS IN THE BROKER-DEALER DISTRIBUTED CHANNEL

($ in millions)
                                                                       Channel Net Flows
----------------------------------------------------------------------------------------------------------------------------
Complex Name                           YTD 1999   % of Total        1998          % of Total        1997         % of Total
----------------------------------------------------------------------------------------------------------------------------
Alliance Capital                       $7,010.8        20.4%        $13,945.0          13.6%         $4,306.8          4.4%
MFS Investment Management               6,673.6        19.4          11,567.4          11.3           5,400.1          5.5
American Fund Distributors              4,246.4        12.4          12,235.5          11.9          12,516.2         12.8
Fidelity Advisors                       3,931.5        11.4           3,472.0           3.4           1,677.0          1.7
Putnam Investments                      3,271.1         9.5          13,269.0          12.9          19,965.0         20.5
Munder Capital Management               2,490.7         7.2             401.5           0.4             209.8          0.2
Eaton Vance Distributors                2,268.2         6.6           3,648.1           3.5             679.7          0.7
OppenheimerFunds, Inc.                  2,226.4         6.5           9,901.5           9.6           8,888.4          9.1
PIMCO Advisors                          1,792.8         5.2           1,989.7           1.9             525.1          0.5
Van Kampen Funds                        1,411.0         4.1           3,254.4           3.2           2,546.0          2.6
American Skandia                        1,238.0         3.6             562.4           0.5              34.6          0.0
Hartford Investment Mgmt.               1,158.7         3.4           1,304.7           1.3             741.2          0.8
Fidelity Distributors                     828.4         2.4             832.0           0.8             376.0          0.4
Dreyfus Premier                           591.8         1.7           1,055.7           1.0             124.3          0.1
WM Group of Funds                         541.2         1.6          (1,139.2)         -1.1            (611.5)        -0.6
BlackRock Funds                           531.5         1.5             601.3           0.6             447.2          0.5
Enterprise Capital Mgt.                   507.8         1.5             866.0           0.8             447.2          0.5
AIM Distributors Inc.                     447.9         1.3           1,129.6           1.1           4,375.9          4.5
Alger (Fred) Management, Inc.             437.1         1.3             246.1           0.2              74.0          1.1
SunAmerica Inc.                           368.3         1.1             500.1           0.5             243.6          0.2

Source: Financial Research Corporation. Year-to-date data as of June 30, 1999.


PIMCO Advisors has significantly increased its volume and share of broker-dealer net flows.



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

PIMCO Advisors Historical AUM

HISTORICAL AUM
                                                                                                                   --------------
                                          ---------      ---------      ---------      ---------      ---------        CAGR
($ in billions)                              1995           1996           1997           1998         9/30/99     1995-9/30/99
                                          ---------      ---------      ---------      ---------      ---------    --------------
Institutional Products
  Separate - Fixed Income                 $   50.3       $   57.3       $   83.0       $  106.6       $  117.4         25.4%
  Mutual Funds - Fixed Income                 16.7           19.6           24.2           33.2           40.0         26.2
  Separate - Equities                         16.2           18.1           51.1           50.8           44.4         30.8
  Mutual Funds - Equities                      3.8            5.1            6.1            9.3            9.9         29.4
                                          ---------      ---------      ---------      ---------      ---------
Total Institutional AUM                       87.0          100.0          164.4          200.0          211.8         26.8
                                          ---------      ---------      ---------      ---------      ---------
Retail Products
  Mutual Funds - Fixed Income                  2.0            2.5            5.1            9.0           10.7         55.4
  Mutual Funds - Equities                      5.5            6.7           27.2           31.9           30.5         58.0
  Money Market                                 0.6            0.7            2.8            3.3            3.3         54.3
                                          ---------      ---------      ---------      ---------      ---------
Total Retail AUM                               8.2           10.0           35.1           44.2           44.4         57.0
                                          ---------      ---------      ---------      ---------      ---------
Total Products AUM                        $   95.2       $  110.0       $  199.5       $  244.2       $  256.2         30.2
                                          =========      =========      =========      =========      =========
PERCENT OF TOTAL
                                          ---------      ---------      ---------      ---------      -----------
                                            1995            1996           1997           1998          9/30/99
                                          ---------      ---------      ---------      ---------      -----------
Institutional Products
As a % of Total AUM
   Separate - Fixed Income                    52.8%          52.1%          41.6%          43.7%          45.8%
   Mutual Funds - Fixed Income                17.6           17.8           12.1           13.6           15.6
   Separate - Equities                        13.7           13.1           20.5           16.6           13.9
   Mutual Funds - Equities                     4.0            4.6            3.1            3.8            3.9
                                          ---------      ---------      ---------      ---------      -----------
   Total Institutional AUM                    91.4           90.9           82.4           81.9           82.7
                                          ---------      ---------      ---------      ---------      -----------

Retail Products
As a % of Total AUM
  Mutual Funds - Fixed Income                  2.1            2.3            2.6            3.7            4.2
  Mutual Funds - Equities                      5.8            6.1           13.6           13.1           11.9
  Money Market                                 0.7            0.6            1.4            1.3            1.3
                                          ---------      ---------      ---------      ---------      -----------
  Total Retail AUM                             8.6            9.1           17.6           18.1           17.3
                                          ---------      ---------      ---------      ---------      -----------
Total AUM                                    100.0%         100.0%         100.0%         100.0%         100.0%
                                          =========      =========      =========      =========      ===========

Source: Company AUM Data

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

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

PIMCO Advisors Asset Flow


ASSET FLOW BY PRODUCT
($ in billions)               1995                  1996                 1997               1998              September 30, 1999
                         ------------------ ------------------- ------------------- -------------------- ---------------------------
                          BOP   Net  Market  BOP   Net   Market   BOP   Net  Market   BOP   Net   Market  BOP   Net   Market  Ending
                          AUM  Flows Change  AUM  Flows  Change   AUM  Flows Change   AUM  Flows  Change  AUM  Flows  Change   AUM
                         ------------------ ------------------- ------------------- -------------------- ---------------------------
Institutional Products
 Separate - Fixed Income $38.8  $3.5  $8.0   $50.3  $5.1  $1.9  $57.3  $19.1  $6.6  $83.0  $14.5  $9.2  $106.6  $11.8  $(1.1) $117.4
 Mutual Funds - Fixed
  Income                  11.8   2.7   2.2    16.7   1.7   1.1   19.6    2.3   2.3   24.2    7.2   1.8    33.2    6.6    0.2    40.0
 Separate - Equities      12.5  (0.4)  4.2    16.2  (1.4)  3.3   18.1   29.2   3.9   51.1   (8.0)  7.6    50.8   (7.8)   1.5    44.4
 Mutual Funds - Equities   2.5   0.5   0.8     3.8   0.4   0.9    5.1   (0.3)  1.3    6.1    1.6   1.6     9.3    0.3    0.3     9.9
                         ------------------ ------------------- ------------------- -------------------- ---------------------------
Total Institutional
 Products                 65.6   6.3  15.1    87.0   5.8   7.2  100.0   50.3  14.1  164.4   15.3  20.3   200.0   10.9    0.9   211.8

Retail Products
 Mutual Funds - Fixed
  Income                   1.7   0.1   0.2     2.0   0.4   0.1    2.5    2.4   0.2    5.1    2.9   0.9     9.0    1.8   (0.1)   10.7
 Mutual Funds - Equities   4.1   0.3   1.2     5.5   0.4   0.8    6.7   19.5   0.9   27.2    2.4   2.4    31.9   (1.1)  (0.4)   30.5
 Money Market              0.8  (0.2)   --     0.6   0.1    --    0.7    2.1    --    2.8    0.5    --     3.3     --     --     3.3
                         ------------------ ------------------- ------------------- -------------------- ---------------------------
Total Retail Products      6.6   0.2   1.4     8.2   0.9   0.9   10.0   24.1   1.1   35.1    5.7   3.4    44.2    0.7   (0.5)   44.4
                         ------------------ ------------------- ------------------- -------------------- ---------------------------
Total Products            72.2   6.6  16.5    95.2   6.7   8.2  110.0   74.4  15.1  199.5   21.0  23.6   244.2   11.5    0.4   256.2
                         ================== =================== =================== ==================== ===========================

AS A PERCENTAGE OF BOP AUM

Institutional Products
 Separate - Fixed Income         9.1% 20.6%         10.1%  3.9%         33.3% 11.5%         17.4% 11.1%          11.1%  (1.0)%
 Mutual Funds - Fixed Income    23.0  18.5          10.3   6.8          11.8  11.6          29.8   7.6           19.7    0.7
 Separate - Equities            (3.1) 33.5          (8.9) 20.1         161.4  21.5         (15.6) 14.9          (15.4)   3.0
 Mutual Funds - Equities        19.7  30.1          11.3  23.5          (5.6) 26.0          26.1  26.7            3.0    3.1
                               ------------        ------------        ------------        ------------         -------------
Total Institutional Products     9.7  23.0           6.7   8.3          50.3  14.1           9.3  12.3            5.4    0.5

Retail Products
 Mutual Funds - Fixed Income     6.3  10.8          19.3   5.0          95.9   6.5          56.2  18.3           20.0   (1.1)
 Mutual Funds - Equities         6.5  28.8           7.5  15.2         290.1  13.5           8.7   8.9           (3.4)  (1.2)
 Money Market                  (19.1)   --          11.4    --         295.2    --          16.0    --           (0.3)    --
                               ------------        ------------        ------------        ------------         -------------
Total Retail Products            3.4  20.6          10.7  11.5         241.0  10.7          16.3   9.6            1.6   (1.1)
                               ------------        ------------        ------------        ------------         -------------
Total Products                   9.1% 22.8%          7.0%  8.6%         67.6% 13.8%         10.5% 11.8%           4.7%   0.2%
                               ============        ============        ============        ============         =============

Source: Company AUM Data

13                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

PIMCO Advisors Product Performance

($ in billions)

SELECT PRODUCT AUM ANALYSIS

                        Separate     Mutual
                        Account       Fund       Total     As a %
   Select PIMCO          Assets      Assets     Product   of Total
   Products             6/30/99     08/31/99     Assets     AUM
   -----------------   ----------  ----------  ---------  --------
   Total Return           $ 98.5     $ 28.4     $ 126.9    49.9%
   Large Cap Value          35.0         na          35    17.5
   StockPlus                19.3        1.4          21       8
   Innovation                 na        1.4           1       1
   ---------------------------------------------------------------
   Total                 $ 152.9     $ 31.2     $ 184.1    76.8 %


SELECT PRODUCT PERFORMANCE ANALYSIS

                                              Separate Account
                    -------------------------------------------------------------------
                                   Annualized Return                Decile Rank
                      YTD           (as of 6/30/99)               (as of 6/30/99)
 Select PIMCO        Return    ------------------------    ----------------------------
 Products           6/30/99    1 Year   3 Year   5 year    YTD   1 Year  3 Year  5 Year
 ------------       -------    ------   ------   ------    ---   ------  ------  ------
 Total Return          (1.3)%    3.7%      8.6%    9.4%     4      2        1       1
 Large Cap Value       11.6     11.9      23.0    24.7      5      7        5       4
 StockPlus             11.6     22.8      29.9    29.0      7      4        3       2
 Innovation              na      na         na      na     na     na       na      na
 --------------     -------------------------------------------------------------------

                                           Mutual Fund
                     ----------------------------------------------------------
                                                           Net Flows
                                   Annualized Return   ----------------
                       YTD          (as of 8/31/99)     (as of 8/31/99)
 Select PIMCO         Return   ----------------------- ----------------  M-Star
 Products            08/31/99  1 Year  3 Year   5 Year   YTD      1998    Rank
 ------------        --------  ------  ------   ------ -------  -------  ------
 Total Return         (1.8)%     1.3%    8.0%     8.1% $ 5,566  $ 6,614     5
 Large Cap Value        na        na      na       na        0        0    na
 StockPlus             7.0      39.5    28.1     25.4      347      317     5
 Innovation           31.2     113.1    43.0       na      533       99     5

Mutual Funds

% of 4,5 Star Morningstar Rated Funds to Total Rated Funds:          59.5%
                                -----
% of 4,5 Star Morningstar Rated Assets to Total Rated Assets:        92.6%
                                ------

Separate Accounts

% of Products in Top 4 Deciles (1):               50.0%
% of AUM in Top 4 Deciles:                        70.0%

Source: Financial Research Corporation, InvestWorks, Nelsons.

(1) For products with available InvestWorks data.

14                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

PIMCO Advisors - Historical Results

HISTORICAL CONSOLIDATED FINANCIAL RESULTS OF OPERATIONS

($ in millions except per unit data)          Year Ended                  Year Ended         9 Months Ended
                                     ----------------------------  -----------------------  ----------------
                                                           Actual    Pro Forma                                Last 12  Normalized
                                     12/31/95  12/31/96  12/31/97  12/31/1997(1)  12/31/98  9/30/98  9/30/99  Months     Basis
                                     --------  --------  --------  -------------  --------  -------  -------  -------    -----
REVENUES
  Investment Advisory Fees
   Private Accounts                   $ 192.7   $ 213.9   $ 291.9         NA       $ 551.4  $ 406.5  $ 417.2  $ 562.1
   Proprietary Funds                     90.8     128.9     165.8         NA         218.8    158.1    215.9    276.5
 Distribution and Servicing Fees         38.2      48.2      56.8         NA          76.8     59.8     75.4     92.4
 Other                                    1.3       1.1       2.2         NA           5.5       NA      7.7       NA
                                      -------   -------   -------  -------------   -------  -------  -------  -------
Total Revenues                          323.0     392.0     516.7      690.3         852.4    624.4    716.2    944.2
                                      -------   -------   -------  -------------   -------  -------  -------  -------

EXPENSES
 Compensation and Benefits              149.2     173.5     225.8      299.3         359.6    263.0    295.3    391.9
 Commissions                             28.7      37.7      46.7         NA          77.8     57.1     67.8     88.6
 Restricted Units and Option Plans        6.7       5.2       8.2         NA          25.8     18.9     16.3     23.2
 Marketing and Promotional                9.1      11.0      16.6         NA          28.7       NA     26.9       NA
 Occupancy and Equipment                  8.7       9.2      11.8         NA          23.6     16.7     25.0     31.9
 General and Administrative              11.4      17.6      27.4         NA          43.7     31.3     43.2     55.6
 Amortization of Intangibles             36.0      36.0      43.5      103.2          55.1     41.3     41.3     55.1
 Others                                   4.8      10.7      18.3         NA          29.9     43.0     30.8     17.7
                                      -------   -------   -------  -------------   -------  -------  -------  -------
Total Operating Expenses (2)          $ 254.5     300.9     398.3      537.4         644.1    471.3    546.7    719.5
                                      -------   -------   -------  -------------   -------  -------  -------  -------

OPERATING INCOME                         68.5      91.1     118.3      152.9         208.4    153.2    169.6    224.8
 Non-Recurring Gain/ (Charge) (3)         0.0       0.0       0.0        4.4           0.0      0.0    (15.7)   (15.7)
                                      -------   -------   -------  -------------   -------  -------  -------  -------
NET INCOME                              $68.5     $91.1   $ 118.3    $ 157.3       $ 208.4  $ 153.2  $ 153.9  $ 209.1   $ 224.8
                                      =======   =======   =======  =============   =======  =======  =======  =======   =======
Basic Net Income Per Unit             $  1.16   $  1.29   $  1.54     $ 1.44       $  1.92  $  1.42  $  1.38  $  1.88   $  2.02
Diluted Net Income Per Unit           $  1.16   $  1.29   $  1.45     $ 1.39       $  1.83  $  1.35  $  1.32  $  1.80   $  1.93

OPAD (4)                              $ 111.2   $ 132.3   $ 170.0    $ 260.5       $ 289.2  $ 213.4  $ 221.9  $ 297.8   $ 303.0
OPAD Per Unit (4)                     $  1.88   $  1.87     $2.21     $ 2.38       $  2.66  $  1.98  $  1.99  $  2.67   $  2.72

Average AUM                           $  83.7   $ 102.6   $ 154.8    $ 179.0       $ 211.9  $ 226.5  $ 240.2  $ 218.7
   ($ in billions)
Advisory Fees/Average AUM                33.9      33.4      29.6         NA          36.4     24.9     26.4     37.1
 (in basis points)
-------------------------------------------------------------------------------------------------------------------------------
Memo Items
Performance Fees                      $  19.1   $  22.5   $  31.6         NA       $  34.7  $  22.9  $  15.1  $  26.9

                                           CAGR
                                    ------------------
                                     1995-    PF 1997-
                                      LTM      LTM
                                      ---      ---
REVENUES
   Investment Advisory Fees
     Private Accounts                33.0%       NA
     Proprietary Funds               34.6        NA
   Distribution and Servicing Fees   26.5        NA
   Other                               NA        NA
Total Revenues                       33.1      19.6


EXPENSES
 Compensation and Benefits           29.4      16.7
 Commissions                         35.0        NA
 Restricted Units and Option Plans   39.1        NA
 Marketing and Promotional             NA        NA
 Occupancy and Equipment             41.5        NA
 General and Administrative          52.4        NA
 Amortization of Intangibles         12.0     (30.2)
 Others                              42.0        NA

Total Operating Expenses (2)         31.9      18.1


OPERATING INCOME                     37.3      24.6
 Non-Recurring Gain/ (Charge) (3)      NA        NA
NET INCOME                           34.7%     17.7%

Basic Net Income Per Unit            13.8%     16.6%
Diluted Net Income Per Unit          12.4%     15.9%

OPAD (4)                             30.0%      7.9%
OPAD Per Unit (4)                     9.8%      6.7%

Average AUM                          29.2%     12.1%
   ($ in billions)
Advisory Fees/Average AUM
 (in basis points)
----------------------------------------------------
Memo Items

Performance Fees                      9.5%       NA

Source: "PIMCO Advisors LP Consolidating Results of Operations" (company-provided), Form 10-K dated 12/31/98 and 12/31/97, Form 10-Q dated 9/30/98.
Historical Financials are not restated for acquisition of Oppenheimer Capital, which closed on November 4, 1997.

(1)  Pro forma for acquisition of Oppenheimer Capital.
(2) Includes PIMCO Advisors estimates of $6.7 million related to Year 2000 expenses for June 30, 1999.
(3) Excludes gain on sale of Quest for Value funds in 1997. Excludes gain on sale of Blairlogie and charge associated with restructuring of OPCap in 1999.
(4) OPAD (Operating Profit Available for Distribution) is defined as the sum of net income plus non-cash charges arising from amortization of compensation, and losses of any subsidiary which is not a flow-through entity for tax purposes.

15                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

PIMCO Advisors - Historical Results


HISTORICAL CONSOLIDATED FINANCIAL RESULTS OF OPERATIONS - COMMON SIZE

                                                   Year Ended                  Year Ended                9 Months Ended
                                       -----------------------------   ------------------------  ---------------------------
                                                              Actual            Pro Forma                           Last 12
                                       12/31/95   12/31/96   12/31/97   12/31/1997(1)  12/31/98   9/30/98  9/30/99  Months
                                       --------   --------   --------   -------------  --------   -------  -------  --------
REVENUES
Investment Advisory Fees
  Private Accounts                       59.7%      54.6%      56.5%           NA        64.7%     65.1%     58.2%   57.8%
  Proprietary Funds                      28.1       32.9       32.1            NA        25.7      25.3      30.1    30.5
Distribution and Servicing Fees          31.8       12.3       11.0            NA         9.0       9.6      10.5    10.0
Others                                    0.4        0.3        0.4            NA         0.6        NA       1.1      NA
                                       --------   --------   --------   -------------  --------   -------  -------  --------
  Total Revenues                        100.0      100.0      100.0         100.0       100.0     100.0     100.0   100.0

EXPENSES
 Compensation and Benefits               46.2       44.3       43.7          43.4        42.2      42.1      41.2    41.3
 Commissions                              8.9        9.6        9.0           NA          9.1       9.1       9.5     9.5
 Restricted Units and Option Plans        2.1        1.3        1.6           NA          3.0       3.0       2.3     2.3
 Marketing and Promotional                2.6        2.8        3.2           NA          3.4        NA       3.8      NA
 Occupancy and Equipment                  2.7        2.3        2.3           NA          2.8       2.7       3.5     3.6
 General and Administrative               3.5        4.5        5.3           NA          5.1       5.0       6.0     6.1
 Amortization of Intangibles             11.1        9.2        8.4          15.0         6.5       6.6       5.8     5.6
 Other                                    3.5        2.7        3.5           NA          3.5       6.9       4.3     0.9
                                       --------   --------   --------   -------------  --------   -------  -------  --------
Total Operating Expenses                 78.8       76.8       77.1          77.9        75.6      75.5      76.3    76.4

OPERATING INCOME                         21.2       23.2       22.9          22.1        24.4      24.5      23.7    23.6

 Non-Recurring Gain/(Charge)              0.0        0.0        0.0           0.8         0.0       0.0      (2.2)   (2.2)
                                       --------   --------   --------   -------------  --------   -------  -------  --------

NET INCOME                               21.2%      23.2%      22.9%         22.8%       24.4%     24.5%     21.5%   21.4%
                                       ========   ========   ========   =============  ========   =======  =======  ========

Memo Items

Performance Fees                          5.9%       5.7%       6.1%          NA          4.1%      3.7%      2.1%    2.5%

OPAD                                     34.4       33.7       32.9          37.7        33.9      34.2      31.0    31.5

(1) Pro forma for acquisition of Oppenheimer Capital.

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


PIMCO Advisors Holdings L.P. - Historical Results


HISTORICAL FINANCIAL RESULTS

                                             Year Ended         Year Ended   9 Months Ended                               CAGR
                                   ---------------------------- ----------  -----------------                         -------------
($ in millions)                                                                                Last 12  Normalized   1995- PF 1997-
                                   12/31/95  12/31/96  12/31/97  12/31/98   9/30/98   9/30/99   Months     Basis      LTM     LTM
                                   --------  --------  --------  --------  --------  --------  --------  ----------  ----- --------
REVENUES
  Equity in Earnings of Operating
  Partnership                        $ 34.2    $ 45.9    $ 66.0   $  90.7    $ 66.4    $ 67.4   $  91.7   $  98.8    32.7%   26.0%

Total Revenues                         34.2      45.9      66.0      90.7      66.4      67.4      91.7      98.8    32.7    26.0

EXPENSES
  Taxes and Other, Net                  3.5       0.0       0.0      14.5      10.7      11.7      15.5      15.5      NA      NA

Total Expenses                          3.5       0.0       0.0      14.5      10.7      11.7      15.5      15.5    48.8      NA
                                   --------  --------  --------  --------  --------  --------  --------  ----------
NET INCOME                           $ 30.8    $ 45.9    $ 66.0   $  76.1    $ 55.7    $ 55.7   $  76.1   $  83.3    30.4%   14.2%
                                   ========  ========  ========  ========  ========  ========  ========  ==========

Distributions Declared                   NA        NA        NA   $ 103.1    $ 76.0    $ 86.3   $ 113.5   $ 113.5      NA      NA
Distributions Per Unit                   NA        NA        NA   $  2.18    $ 1.61    $ 1.76   $  2.32   $  2.32      NA      NA

Basic Net Income Per Unit            $ 1.21    $ 1.00    $ 1.44   $  1.61    $ 1.18    $ 1.14   $  1.56   $  1.70     9.5%   10.0%
Diluted Net income Per Unit          $ 1.21    $ 0.98    $ 1.39   $  1.52    $ 1.11    $ 1.08   $  1.49   $  1.63     8.3%    9.6%

Selected Statistics
Revenue/Advisors Net income            50.0%     50.4%     55.8%     43.5%     43.4%     43.8%     43.8%    44.0%    (3.4)% (12.9)%
Taxes/Revenue                          10.2       0.0       0.0      16.0      16.1      17.4      17.0     15.7     14.4      NA
Taxes/Share of PIMCO Revenue            2.2       0.0       0.0       3.9       4.0       3.7       3.8      3.7     15.8      NA


Source: PIMCO Advisors Holdings L.P. Form 10-K dated December 31, 1997 and 1998; Form 10-Q dated September 30, 1998 and management.

17                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


PIMCO Advisors - Financial Condition

           ($ in millions)
                                                               At 12/31/97            At 12/31/98             At 9/30/99
                                                               -----------            -----------             ----------
           ASSETS
            Cash and cash equivalents                               $ 34.3                 $ 46.1                 $ 74.6
            Investment advisory fees receivable:
            Private Accounts                                         132.3                  146.2                  146.0
            Proprietary Funds                                         10.6                   17.5                   20.4
            Distribution and servicing fees receivable                 5.4                    7.6                    8.4
                                                               -----------            -----------             ----------
              Total fees receivable                                  148.3                  171.2                  174.8
            Notes receivable                                           1.8                    1.0                    1.0
            Receivable from affiliates                                 0.5                    0.5                    0.6
            Short term investments                                    33.6                   69.9                   95.3
            Other current assets                                      12.7                   36.5                   91.6
                                                               -----------            -----------             ----------
              Total current assets                                   231.2                  325.4                  363.3
            Investment in partnerships                                 4.3                    4.8                    3.7
            Fixed assets                                              15.4                   22.7                   43.1
            Intangible assets                                      1,060.9                1,005.8                  964.5
            Other non current assets                                  23.1                   53.4                  105.2
                                                               -----------            -----------             ----------
              Total assets                                       $ 1,334.9              $ 1,412.0              $ 1,479.8
                                                               ===========            ===========             ==========

           LIABILITIES
            Accounts payable and accrued expenses                     22.8                   28.0                   34.4
            Commissions payable                                       10.9                    3.9                   14.6
            Other related current liabilities                         19.5                   33.4                   29.6
                                                               -----------            -----------             ----------
             Total accounts payable, accrued expenses and other       53.2                   65.2                   78.7
            Accrued compensation                                      50.0                   68.5                   97.9
            Distribution payable                                      61.8                   73.5                   78.6
            Short term borrowings                                     30.0                   65.0                   90.0
                                                               -----------            -----------             ----------
              Total current liabilities                            $ 195.0                $ 272.2                $ 345.2
            Long term notes                                           83.1                   80.5                   80.5
            Other non current liabilities                              2.6                    0.3                    1.8
                                                               -----------            -----------             ----------
              Total liabilities                                    $ 280.8                $ 353.0                $ 427.5
                                                               -----------            -----------             ----------

           PARTNERS' CAPITAL
            General Partners                                         812.9                  801.3                  771.2
            Class A Limited Partners                                 247.0                  336.4                  344.0
            Class B Limited Partners                                  65.7                     --                     --
            Class D Limited Partners                                    --                     --                    3.2
            Unamortized compensation                                 (71.4)                 (78.7)                 (66.1)
                                                               -----------            -----------             ----------
             Total partners' capital                             $ 1,054.1              $ 1,059.1              $ 1,052.3
                                                               -----------            -----------             ----------
               Total liabilities and partners' capital           $ 1,334.9              $ 1,412.0              $ 1,479.8
                                                               ===========            ===========             ==========


Source: Form 10-K dated 12/31/98 and company-provided "Consolidated Balance Sheet Comparative" dated 9/30/99.

18                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

PIMCO Advisors Holdings L.P. - Market Price & Volume


--------------------------------------------------------------------------------
Price - Volume (1999 YTD)
--------------------------------------------------------------------------------

                                    [GRAPH]

                 Price on Day Prior to Rumor (7/6/99): $29.56
         Price on Day Prior to Confirmation of Talks (10/4/99): $33.75

--------------------------------------------------------------------------------
Valuation Multiples
--------------------------------------------------------------------------------

                                                      Trading Multiples as of:
                                                      ------------------------
                                                          7/6/99      10/28/99
                                                      ----------   -----------
Price                                                     $29.56        $34.13

Firm Value/PALP AUM (a)                                     1.4 %         1.6 %

Firm Value/PALP LTM Revenue (a)                             3.9 x         4.4 x

Firm Value/PALP LTM OPAD (a)                               12.0          13.9

Price/PAH Earnings:

  LTM                                                      17.4 x        20.1 x

  1999E: (b)                                               17.6          20.3

  2000E: (b)                                               14.6          16.8

Price/PAH LTM Distributions                                12.8          14.7


(a) Firm value has been adjusted for existing debt (long and short term) of $145.5 million, less existing cash of $52.2 million.

(b) IBES median estimates as of October 15, 1999.

                                                  [LOGO OF SALOMON SMITH BARNEY]
19

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


Analyst Estimates - PIMCO Advisors Holdings L.P.

                                                                  Earnings Estimates
                                             Last                 --------------------  LT Growth    Target
Firm Name              Analyst              Report      Rating      1999E      2000E       Rate       Price
---------------------  ------------------  ---------  ----------  ---------  ---------  ----------  --------
Salomon Smith Barney   Guy Moszkowski       9/30/99   Buy (2M)       $1.65     $2.05       16.0%      $37.00
Schroder Securities    James Hanbury        8/11/99   Outperform        NA        NA         NA           NA
Lazard Freres          Luke Fichthorn       7/28/99      Buy          1.68      2.02         NA        36.00
Putnam, Lovell         Neal Epstein         7/21/99      Buy          1.67      2.04         NA        38.00
Merrill Lynch          Mark Constant(1)     4/29/99      Buy          1.73      2.09       14.0        35.00
Crowell, Weedon & Co   Ben Wei              3/29/99      Buy          1.70      2.06         NA           NA
Goldman Sachs          Strauss, Richard     3/19/99   Outperform        NA        NA         NA           NA
Anderson & Strudwick   Charles Mills          NA         NA             NA        NA         NA           NA
Lehman Brothers        Mark Constant(1)       NA         NA             NA        NA         NA           NA
------------------------------------------------------------------------------------------------------------

                                                       High          $1.73     $2.09       16.0%      $38.00
                                                       Mean           1.69      2.05       15.0        36.50
                                                       Median         1.68      2.05       15.0        36.50
                                                       Low            1.65      2.02       14.0        35.00

                                                       IBES           1.68      2.03       10.0           NA


Source: Investext and Bloomberg

(1) Mr. Constant left Merrill Lynch for Lehman Brothers in 1999.

20                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Comparative Yield

--------------------------------------------------------------------------------
PIMCO Advisors Yield vs. 30 year T-Bond Yield
--------------------------------------------------------------------------------

                                    [GRAPH]

--------------------------------------------------------------------------------
Comparative Spread
--------------------------------------------------------------------------------

                                    [GRAPH]

21                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


3  COMPARATIVE OPERATING PERFORMANCE


                                                  [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Comparative Operating Statistics -- LTM 6/30/99

LTM data as of 6/30/99

Dollars in millions                                                                     LTM Profitability Statistics
                                                                            -----------------------------------------------------

                                   Last Twelve Month Performance             Adv.  Comp.      Margin (%):        As % of AUM:
                                 ----------------------------------------   Rev./  Exp./  ------------------- -------------------
                                  Total Advisory           Net  Op. Cash    Total  Total                Net   Total   Adv.
                                   Rev.     Rev.  EBITDA   Inc.   Flow(1)   Rev.   Rev.  EBITDA    EBT  Inc.   Rev.   Rev.  EBT
---------------------------------------------------------------------------------------------------------------------------------
PIMCO Advisors                   $915.2   $818.1  $296.2  $216.7    $296.1  89.4%  54.0%   32.4%  23.7%  23.7%  0.36% 0.32% 0.09%

C-Corporations
--------------
Affiliated Managers Group, Inc.  $286.0   $282.9  $136.4   $32.2     $55.6  98.9%  35.8%   47.7%  19.0%  11.3%  0.40% 0.40% 0.08%
AMVESCAP PLC(2)                 1,563.0  1,546.8   483.5   124.3     241.1  99.0     --    30.9   18.4    8.0   0.53  0.52  0.10
BlackRock Inc.                    400.0    368.7   118.3    52.2      61.8  92.2   39.5    29.6   24.0   13.0   0.28  0.26  0.07
Eaton Vance Corporation           326.9    191.2   167.8    63.8     125.2  58.5   20.7    51.3   31.5   19.5   0.84  0.49  0.26
Federated Investors, Inc.         564.8    491.5   264.6   107.7     161.4  87.0   26.6    46.8   30.1   19.1   0.48  0.42  0.14
Franklin Resources, Inc.        2,339.1  1,333.0   768.2   465.0     642.7  57.0   22.4    32.8   26.1   19.9   1.03  0.59  0.27
Gabelli Asset Management Inc.     149.2    138.2    55.3    27.4      27.4  92.7   45.4    37.0   30.4   18.4   0.79  0.74  0.24
John Nuveen                       328.5    290.0   167.0    91.4     105.4  88.3   28.5    50.8   45.8   27.8   0.55  0.49  0.25
Neuberger Berman Inc.             578.2    368.5   259.5   141.6     155.3  63.7   38.6    44.9   42.5   24.5   1.02  0.65  0.43
Phoenix Investment Partners       254.7    216.8    93.7    20.9      51.7  85.1   39.7    36.8   17.1    8.2   0.43  0.36  0.07
T. Rowe Price Associates, Inc.    945.0    726.3   346.2   195.1     195.1  76.9   34.1    36.6   33.2   20.6   0.59  0.46  0.20
United Asset Management Corp.     902.7    902.7   286.9    64.3     177.0 100.0   49.8    31.8   12.5    7.1   0.44  0.44  0.05
Waddell & Reed Financial Inc.     315.6    147.2   151.2    88.0      92.9  46.6   10.7    47.9   44.8   27.9   1.07  0.50  0.48
                                                       --------------------------------------------------------------------------
                                                        Mean                80.5%          40.4%  28.9%  17.3%  0.65% 0.48% 0.20%
                                                        Median              87.0           37.0   30.1   19.1   0.55  0.49  0.20
                                                       --------------------------------------------------------------------------
Master Limited Partnerships
---------------------------
Alliance Capital
  Management, L.P.             $1,514.6 $1,076.4  $556.7  $343.4    $482.6  71.1%  25.9%   36.8%  26.8%  22.7%  0.47% 0.34% 0.13%
Nvest                             656.3    599.4   182.7   107.5     156.3  91.3   50.0    27.8   17.1   16.4   0.48  0.44  0.08

                                                       --------------------------------------------------------------------------
                                                        Mean                81.2%          32.3%  22.0%  19.5%  0.48% 0.39% 0.10%
                                                        Median              81.2           32.3   22.0   19.5   0.48  0.39  0.10
                                                       --------------------------------------------------------------------------
                                                       --------------------------------------------------------------------------
                                                        Low                 46.6%    --    27.8%  12.5%   7.1%  0.28% 0.26% 0.05%
                                                        Mean                80.5   31.2    39.3   28.0   17.6   0.63  0.47  0.19
                                                        Median              87.0   34.1    36.8   26.8   19.1   0.53  0.46  0.14
                                                        High               100.0   50.0    51.3   45.8   27.9   1.07  0.74  0.48
                                                       --------------------------------------------------------------------------

NB Financial data excludes all non-recurring and extraordinary items.
(1) Represents Net Income plus Depreciation and Amortization.
(2) Financial data is adjusted to reflect US GAAP.

22                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


Summary Operating Statistics


                                              Total Revenue as a % of AUM
                                        -------------------------------------
                                         1997         1998       LTM 6/30/99
                                        ------       ------     -------------
PIMCO Advisors                           0.34%        0.35%           0.36%

Mean /(1)/                               0.61         0.65            0.63

C-Corporations
--------------
Affiliated Managers Group, Inc.          0.21         0.39            0.40
AMVESCAP PLC (2)                         0.46         0.50            0.53
BlackRock Inc.                           0.21         0.27            0.28
Eaton Vance Corporation                  0.89         0.96            0.84
Federated Investors, Inc.                0.44         0.47            0.48
Franklin Resources, Inc.                 1.09         1.16            1.03
Gabelli Asset Management Inc.            0.89         0.88            0.79
John Nuveen                              0.54         0.56            0.55
Neuberger Berman Inc.                    0.93         1.04            1.02
Phoenix Investment Partners              0.37         0.43            0.43
T. Rowe Price Associates, Inc.           0.61         0.60            0.59
United Asset Management Corp.            0.48         0.48            0.44
Waddell & Reed Financial Inc.            1.08         1.04            1.07

Master Limited Partnerships
---------------------------
Alliance Capital Management, L.P.        0.45         0.46            0.47
Nvest                                    0.45         0.50            0.48


                                           Advisory Revenue as a % of AUM
                                       ---------------------------------------
                                        1997         1998         LTM 6/30/99
                                       ------       ------       -------------
PIMCO Advisors                          0.30%        0.32%            0.32%

Mean /(1)/                              0.44         0.49             0.47

C-Corporations
--------------
Affiliated Managers Group, Inc.         0.21         0.38             0.40
AMVESCAP PLC (2)                        0.46         0.49             0.52
BlackRock Inc.                          0.18         0.25             0.26
Eaton Vance Corporation                 0.51         0.59             0.49
Federated Investors, Inc.               0.37         0.45             0.42
Franklin Resources, Inc.                0.62         0.63             0.59
Gahelli Asset Management Inc.           0.73         0.77             0.74
John Nuveen                             0.45         0.49             0.49
Neuberger Berman Inc.                   0.61         0.68             0.65
Phoenix Investment Partners             0.30         0.36             0.36
T. Rowe Price Associates, Inc.          0.47         0.46             0.46
United Asset Management Corp.           0.48         0.48             0.44
Waddell & Reed Financial Inc.           0.50         0.50             0.50

Master Limited Partnerships
---------------------------
Alliance Capital Management, L.P.       0.32         0.33             0.34
Nvest                                   0.41         0.46             0.44

(1)  Mean is of all C-Corporations and MLPs.

                                                  [LOGO OF SALOMON SMITH BARNEY]
23

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Summary Operating Statistics

                                                  EBITDA Margin                                        EBT Margin
                                      ----------------------------------------          -----------------------------------------
                                         1997           1998      LTM 6/30/99              1997            1998      LTM 6/30/99
                                      ----------     ----------   ------------          ----------      ----------   ------------
PIMCO ADVISORS                           33.4%         33.9%             32.4%             23.3%           24.5%             23.7%

Mean (1)                                 40.7          40.6              39.3              27.5            27.7              28.0

C-Corporations
--------------
Affiliated Managers Group, Inc.          33.5          47.8              47.7               3.1            17.7              19.0
AMVESCAP PLC (2)                         39.8          33.1              30.9              24.8            21.4              18.4
BlackRock Inc.                           35.9          28.7              29.6              22.2            22.1              24.0
Eaton Vance Corporation                  60.0          46.4              51.3              32.8            22.3              31.5
Federated Investors, Inc.                35.4          43.9              46.8              20.3            27.9              30.1
Franklin Resources, Inc.                 32.7          31.5              32.8              27.3            25.0              26.1
Gabelli Asset Management Inc.            36.6          40.4              37.0              33.6            35.9              30.4
John Nuveen                              50.8          50.2              50.8              45.4            44.8              45.8
Neuberger Berman Inc.                    44.4          46.2              44.9              44.4            44.7              42.5
Phoenix Investment Partners              34.4          36.1              36.8              19.2            16.8              17.1
T. Rowe Price Associates, Inc.           57.5          57.4              36.6              31.0            31.7              33.2
United Asset Management Corp.            32.4          32.0              31.8              17.4            14.3              12.5
Waddell & Reed Financial Inc.            51.6          51.7              47.9              45.5            46.8              44.8

Master Limited Partnerships
---------------------------
Alliance Capital Management, L.P.        36.1          35.4              36.8              27.5            26.3              26.8
Nvest                                    28.8          27.7              27.8              17.4            17.3              17.1

(1) Mean is of all C-Corporations and MLPs.

24                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Summary Operating Statistics

                                                  EBT as a % of AUM                            Comp. Expense to Total Revenue
                                      ------------------------------------------        ------------------------------------------
                                         1997          1998         LTM 6/30/99            1997           1998        LTM 6/30/99
                                      -----------   -----------    -------------        -----------    -----------   -------------
PIMCO Advisors                          0.08%          0.09%             0.09%             54.1%          54.3%             54.0%

Mean /(1)/                              0.19           0.19              0.19              32.4           31.5              31.2

C-Corporations
--------------
Affiliated Managers Group, Inc.         0.01           0.07              0.08              43.1            36.4              35.8
AMVESCAP PLC (2)                        0.11           0.11              0.10                --              --                --
BlackRock Inc.                          0.05           0.06              0.07              38.0            44.0              39.5
Eaton Vance Corporation                 0.29           0.21              0.26              22.5            23.2              20.7
Federated Investors, Inc.               0.09           0.13              0.14              34.5            28.1              26.6
Franklin Resources, Inc.                0.30           0.29              0.27              20.0            21.6              22.4
Gabelli Asset Management Inc.           0.30           0.31              0.24              47.4            43.3              45.4
John Nuveen                             0.25           0.25              0.25              28.7            28.9              28.5
Neuberger Berman Inc.                   0.41           0.46              0.43              38.7            37.2              38.6
Phoenix Investment Partners             0.07           0.07              0.07              41.9            39.6              39.7
T. Rowe Price Associates, Inc.          0.19           0.19              0.20              33.6            34.3              34.1
United Asset Management Corp.           0.08           0.07              0.05              50.0            49.4              49.8
Waddell & Reed Financial Inc.           0.49           0.49              0.48              10.5            10.9              10.7

Master Limited Partnerships
---------------------------
Alliance Capital Management, L.P.       0.12           0.12              0.13              27.1            25.7              25.9
Nvest                                   0.08           0.09              0.08              49.4            50.0              50.0

(1) Mean is of all C-Corporations and MLPs.

25                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


Analysis of PIMCO Advisors Holdings L.P. Normalized Unit Price

                                                              Pre-Rumor                        PIMCO Advisors
                                                 Stock            Stock                         Holdings L.P.
                                                 Price            Price        Percent             Normalized
                                             10/28/1999        7/1/1999        Change              Unit Price
-------------------------------------------------------------------------------------------------------------
PIMCO Advisors Holdings L.P.                   $34.13           $29.38          16.2%


C-Corporations
--------------
Affiliated Managers Group, Inc.                $25.00           $30.81        (18.9)%
AMVESCAP PLC(1)                                 40.88            46.00        (11.1)
Eaton Vance Corporation                         33.81            36.00         (6.1)
Federated Investors, Inc.                       17.75            16.94          4.8
Franklin Resources, Inc.                        32.94            41.88        (21.3)
Gabelli Asset Management Inc.                   14.81            15.94         (7.1)
John Nuveen                                     35.56            42.13        (15.6)
Phoenix Investment Partners                      8.50             8.69         (2.2)
T. Rowe Price Associates, Inc.                  32.56            39.13        (16.8)
United Asset Management Corp.                   20.63            22.06         (6.5)
Waddell & Reed Financial Inc.                   23.50            27.94        (15.9)


Master Limited Partnerships
---------------------------
Alliance Capital Management, L.P.              $26.13           $32.44         (19.5)%
Nvest                                           19.63            24.38         (19.5)

-------------------------------------------------------------------------------------------------------------
PIMCO Advisors Holdings L.P. Normalized Unit Price                             (15.7)% (2)             $24.76
-------------------------------------------------------------------------------------------------------------

(1) Represents performance of the American Depository Shares (which each represent 5 ordinary shares).

(2)  Represents change in industry market cap since 7/1/99.

26                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


4  VALUATION


                                                  [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Summary Valuation


Valuation Methodology                       $18.00          $20.00          $22.00          $24.00          $26.00          $28.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                         ---------------------------
Public Market - C Corporations (a)                                          $21.04     -    $25.78
                                                                         ---------------------------
                                                                            ---------------------------
Public Market - Selected C Corps. (b)                                          $22.92    -    $25.19
                                                                            ---------------------------
                                          ---------------------------
Public Market - MLPs (c)                    $17.86    -     $21.90
                                          ---------------------------
Precedent Transactions Analysis

DCF Analysis - PAH Distributions

DCF Analysis - PALP Distributions


Valuation Methodology                       $30.00          $32.00          $34.00          $36.00          $38.00
--------------------------------------------------------------------------------------------------------------------
Public Market - C Corporations (a)

Public Market - Selected C Corps. (b)

Public Market - MLPs (c)
                                                      --------------------------------
Precedent Transactions Analysis                           $29.24    -    $35.84
                                                      --------------------------------
                                                                         --------------------------------
DCF Analysis - PAH Distributions                                             $33.38    -    $37.14
                                                                         --------------------------------
                                                                       --------------------------------
DCF Analysis - PALP Distributions                                            $33.07    -    $36.98
                                                                       --------------------------------


                                                                                      ----------------
                                                                                      Normalized Price
                                                                                           $24.76
                                                                                      ----------------
                                        Apostle Ref.
Valuation                                   Data (d)    $18.00    $20.00    $22.00    $24.00    $26.00    $28.00
------------------------------------------------------------------------------------------------------------------
Equity Value (e)                                      $2,165    $2,406    $2,646    $2,887     $3,127    $3,368
Premium/Market Price (10/28/99)              $34.13    (47.3)%   (41.4)%   (35.5)%   (29.7)%    (23.8)%   (17.9)%
Premium/Pre-Rumour Price (7/6/99)             29.56    (39.1)    (32.3)    (25.6)    (18.8)     (12.1)     (5.3)
Premium/Normalized Price                      24.76    (27.3)    (19.2)    (11.1)     (3.1)       5.0      13.1
Firm Value/Assets Under Mgmt. (%) (f)        $256.2     0.88 %    0.98 %    1.07 %    1.16 %     1.26 %    1.35 %
Firm Value/LTM Revenues (f)                   944.2      2.4 x     2.6 x     2.9 x     3.2 x      3.4 x     3.7 x
Firm Value/LTM OPAD (f)                       303.0      7.5       8.2       9.0       9.8       10.6      11.4
Price/PALP LTM OPAD per unit                   2.72      6.6 x     7.4 x     8.1 x     8.8 x      9.6 x    10.3 x
Price/PALP 1999E OPAD per unit                 2.81      6.4       7.1       7.8       8.5       9.2       10.0
Price/PAH Earnings per Unit:
   LTM                                         1.70     10.6 x    11.8 x    12.9 x    14.1 x    15.3 x     16.5 x
   1999E (g)                                   1.68     10.7      11.9      13.1      14.3      15.5       16.7
   2000E (g)                                   2.03      8.9       9.9      10.8      11.8      12.8       13.8

Price/PAH Distributions per Unit:
   LTM                                         2.32      7.8 x     8.6 x     9.5 x    10.4 x    11.2 x     12.1 x
   1999E (g)                                   2.48      7.3       8.1       8.9       9.7      10.5       11.3
   2000E (g)                                   2.71      6.6       7.4       8.1       8.8       9.6       10.3

                                                                   -------------          ----------
                                                                   Current Price          Deal Price
                                                                       $34.13               $38.75
                                                                   -------------          ----------

Valuation                                   $30.00      $32.00    $34.000   $36.00    $38.00     $38.75
-------------------------------------------------------------------------------------------------------
Equity Value (e)                             $3,608   $3,849    $4,089    $4,330    $4,571       4,661
Premium/Market Price (10/28/99)               (12.1)%   (6.2)%    (0.4)%     5.5%     11.4 %      13.6 %
Premium/Pre-Rumour Price (7/6/99)               1.5      8.2      15.0      21.8      28.5        31.1
Premium Normalized Price                       21.2     29.2      37.3      45.4      53.5        56.5
Firm Value/Assets Under Mgmt. (%) (f)          1.45 %   1.54 %    1.63 %    1.73 %    1.82 %      1.86 %
Firm Value/LTM Revenues (f)                     3.9 x    4.2 x     4.4 x     4.7 x     4.9 x       5.0 x
Firm Value/LTM OPAD (f)                        12.2     13.0      13.8      14.6      15.4        15.7
Price/PALP LTM OPAD per unit                   11.0 x   11.8 x    12.5 x    13.2 x    14.0 x      14.3 x
Price/PALP 1999E OPAD per unit                 10.7     11.4      12.1      12.8      13.5        13.8
Price/PAH Earnings per Unit:
   LTM                                         17.6 x   18.8 x    20.0 x    21.2 x    22.3 x      22.8 x
   1999E (g)                                   17.9     19.0      20.2      21.4      22.6        23.1
   2000E (g)                                   14.8     15.8      16.7      17.7      18.7        19.1

Price/PAH Distributions per Unit:
   LTM                                         12.9 x   13.8 x    14.7 x    15.5 x    16.4 x      16.7 x
   1999E (g)                                   12.1     12.9      13.7      14.5      15.3        15.6
   2000E (g)                                   11.1     11.8      12.5      13.3      14.0        14.3

N.B. Data LTM as of September 30, 1999.
(a) Public market comparables (complete list) consists of Affiliated Managers Group, Inc., AMVESCAP Plc. BlackRock Inc., Eaton Vance Corp., Federated Inv., Franklin Resources, Inc., Gabelli Asset Mgmt., John Nuveen, Nueberger Berman, Phoenix Investment Partners, T. Rowe Price, UAM and Waddell & Reed.
(b) Public market comparables (selected list) consists of BlackRock Inc., Phoenix Investment Partners, T. Rowe Price and Kansas City Southern.
(c) Comparables MLPs consist of Alliance Capital and Nvest.
(d) Normalized for non-recurring items.
(e) Based on 120.3 diluted units outstanding.
(f) Firm value has been adjusted for existing debt (long and short term) of $145.5 million, less existing cash of $52.2 million.
(g) Based on IBES median estimates.

                                                  [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Valuation Summary - Public Market Comparables


(Dollars in millions)
---------------------------------------------------------------------------------------------------------------------------
                                                   PALP Reference                                        Implied Equity
                                                             Data          Mean Valuation (a)            Valuation Range
---------------------------------------------------------------------------------------------------------------------------
PUBLIC MARKET ANALYSIS -  C CORPORATIONS (b)(c)
Firm Value as a % of AUM (d) (in billions)                 $254.6          1.9%   ---   2.3%          $4,752   ---   $5,829
Firm Value/LTM Revenues (d)                                 915.2          2.8x   ---   3.5x           2,505   ---    3,083
Firm Value/LTM EBITDA (d)                                   296.2          7.2    ---   8.8            2,029   ---    2,500
Market Value/LTM Cash Flow (e)                              207.3         11.1    ---  13.6            2,311   ---    2,825
Market Value/LTM Earnings                                   127.8         16.5    ---  20.1            2,103   ---    2,571
Market Value/1999E Earnings (IBES Projections) (f)          145.4         13.7    ---  16.8            1,998   ---    2,443
Market Value/2000E Earnings (IBES Projections) (f)          175.7         11.5    ---  14.0            2,012   ---    2,459

Average Valuation Range                                                                               $2,530   ---   $3,101

Per Unit (g)                                                                                          $21.04   ---   $25.78

PUBLIC MARKET ANALYSIS - SELECTED C CORPS. (c) (h)
Firm Value as a % of AUM (d) (in billions)                 $254.6          1.9%   ---   2.3%          $4,645   ---   $5,698
Firm Value/LTM Revenues (d)                                 915.2          3.3x   ---   3.2x           2,894   ---    2,859
Firm Value/LTM EBITDA (d)                                   296.2          9.3    ---   7.5            2,652   ---    2,123
Market Value/LTM Cash Flow (e)                              207.3         13.0    ---  15.9            2,699   ---    3,299
Market Value/LTM Earnings                                   127.8         17.8    ---  18.3            2,273   ---    2,333
Market Value/1999E Earnings (IBES Projections) (f)          145.4         13.9    ---  16.0            2,027   ---    2,325
Market Value/2000E Earnings (IBES Projections) (f)          175.7         12.0    ---  14.7            2,107   ---    2,575

Average Valuation Range                                                                               $2,757   ---   $3,030

Per Unit (g)                                                                                          $22.92   ---   $25.19

PUBLIC MARKET ANALYSIS - MLPs (i)
Firm Value as a % of AUM (d) (in billions)                 $254.6          1.0%   ---   1.2%          $2,459   ---   $3,026
Firm Value/LTM Revenues (d)                                 915.2          2.1x   ---   2.6x           1,837   ---    2,266
Firm Value/LTM EBITDA (d)                                   296.2          6.3    ---   7.8            1,787   ---    2,205
Market Value/LTM Cash Flow (e)                              296.1          6.4    ---   7.8            1,900   ---    2,323
Market Value/LTM Earnings                                   216.7          9.1    ---  11.2            1,978   ---    2,417
Market Value/1999E Earnings (IBES Projections) (f)          246.4          9.8    ---  12.0            2,427   ---    2,967
Market Value/2000E Earnings (IBES Projections) (f)          297.8          8.9    ---  10.9            2,645   ---    3,232

Average Valuation Range                                                                               $2,148   ---   $2,634

Per Unit (g)                                                                                          $17.86   ---   $21.90

N.B.L.M data used for PALP is LTM as of June 30, 1999 to be consistent with public data available for other market comparables.
(a) Range is +/- 10% of the mean multiple.
(b) C Corporation comparables (complete list) consists of Affiliated Managers Group, Inc., AMVESCAP Plc, BlackRock Inc., Eaton Vance Corp., Federated Inv., Franklin Resources. Inc., Gabellie Asset Mgmt., John Nuveen, Neuberger Berman, Phoenix Investment Partners, T. Rowe Price, UAM, Wadell & Reed.
(c) PALP earnings and cash flow numbers have been tax adjusted at Allianz's tax rate of 41% when compared with C Corporations and the Selected C Corporations.
(d) Firm value has been adjusted for existing debt (long and short term) of $145.5 million, less existing cash of $52.2 million.
(e) Cash flow defined as net income plus amortization.
(f) IBES median estimates.
(g) Assumes PALP diluted units of 120.3 million.
(h) Public market comparables (selected list) consists of BlackRock Inc., Phoenix Investment Partners, T. Rowe Price and Kansas City Southern.
(i) Comparable MLPs consist of Alliance Capital and Nvest.


                                                  [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


Valuation Summary - Precedent Transactions


(Dollars in millions)
------------------------------------------------------------------------------------------------------------
                                          PALP Reference                                 Implied Equity
                                              Data            Mean Valuation (a)         Valuation Range
------------------------------------------------------------------------------------------------------------

PRECEDENT TRANSACTIONS ANALYSIS
Firm Value / AUM (%) (b) (in billions)         $256.2          1.8%    --    2.2%       $4,581   -   $5,620
Firm Value / LTM Revenues (b)                   944.2          3.9x    --    4.8x        3,623   -    4,449
Firm Value / LTM EBITDA (b)                     303.0         11.3     --   13.8         3,318   -    4,076
Equity Value / LTM Pre-Tax Income               225.3         10.4     --   12.7         3,150   -    3,850
Equity Value / LTM Earnings                     132.9         21.9     --   26.8         2,912   -    3,559
Average Valuation Range                                                                 $3,517   -   $4,311
Per Unit (c)                                                                            $29.24   -   $35.84



N.B. PALP data as of or for the last twelve months ended September 30, 1999.

(a)  Range is +/-10% of the mean multiple.

(b) Firm value has been adjusted for existing debt (long and short term) of $145.5 million, less existing cash of $52.2 million.

(c)  PALP earnings have been tax adjusted at Allianz's tax rate of 41%.

(d)  Assumes PALP diluted units of 120.3 million.

29                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


Projection Assumptions


- PIMCO Advisors' projections are based on assumptions provided by management as follows:

   . Annual growth in total assets under management of 13% (8% net performance, 5% net cash flow), with a growing percentage of AUM

   .  Revenue growth consistent with AUM growth:

      - Investment advisory fees equal to 34.8 basis points in 1999 and 34.7 basis points going forward of average assets under management

      - Distribution and servicing fees constant at 11.5 basis points of average mutual fund assets under management

   .  OPAD margin of 32% in 1999 and 2000 and 33% going forward

   .  Compensation and benefits constant at 41.5% of revenues

   .  Commissions equal to 85% of distribution and servicing fees

   .  Annual general and administrative expense growth of 13%

30                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Projected Income Statement - PALP: Mgmt. Assumptions

        (Dollars in millions, except per unit data and as indicated)
                                                            Historical                Actual                Projected
                                                     ------------------------    ----------------    ------------------------
                                                       1997            1998       LTM - 9/99 (a)       1999            2000
                                                     --------        --------    ----------------    --------        --------
Assets Under Management (in billions)                   $200            $244            $256            $260            $293
Mutual Fund Assets Under Management                       65              87              95              97             113
(in billions)
Revenues
    Investment Advisory Fees                          $457.7          $770.2          $838.7          $876.4          $959.0
    Distribution and Servicing Fees                     59.0            82.3           105.5           105.9           120.9
                                                     --------        --------    ----------------    ------------------------
Total Revenues                                         516.7           852.4           944.2           982.2         1,079.9
                                                     --------        --------    ----------------    --------       ---------
Expenses
    Compensation and Benefits                          225.8           359.6           391.9           407.6           448.1
    Commissions                                         46.7            77.8            88.6            90.0           102.7
    General and Administrative                          27.4            43.7            55.6            58.0            65.6
    Restricted Unit and Option Plans                     8.2            25.8            23.2            24.9            24.9
    Amortization of Intangible Assets                   43.5            55.1            55.1            55.1            55.1
    Other Expenses                                      47.5            90.4           113.4           112.3           117.9
                                                     --------        --------    ----------------    ------------------------
Total Expenses                                         399.1           652.3           727.7           747.9           814.3
                                                     --------        --------    ----------------    --------       ---------
Operating Income                                      $117.6          $200.2          $216.5          $234.3          $265.6

Equity in Income/(Loss) of Partnerships                 (0.4)            0.1             0.1             0.0             0.0
Other Income (net)                                       2.9             8.6             8.6             0.0             0.0
                                                     --------        --------    ----------------    ------------------------
Pre-Tax Income                                        $120.1          $208.9          $225.3          $234.3          $265.6
                                                     --------        --------    ----------------    ------------------------

Taxes                                                    1.7             0.6             0.6             0.0             0.0
                                                     --------        --------    ----------------    ------------------------
Net Income                                            $118.3          $208.4          $224.8          $234.3          $265.6
                                                     ========        ========    ================    ========================
Number of Basic Units (in millions)                     76.9           108.5           111.5           111.8           112.2
Number of Diluted Units (in millions)                   81.6           113.9           116.2           116.7           117.4

Basic Earnings per unit                                $1.54           $1.92           $2.02           $2.10           $2.37
Diluted Earnings per unit                               1.45            1.83            1.93            2.01            2.26
OPAD                                                  $173.2          $289.2          $303.0          $314.3          $345.6
OPAD per Basic Unit                                     2.10            2.66            2.72  (d)       2.81  (d)       3.08
Distributions Declared                                $167.0  (c)     $271.3          $300.9          $314.3          $345.6
                                                                                                     ---------
  Distributions/OPAD                                    96.4 %          93.8 %          99.3 %         100.0 %         100.0 %
                                                                                                     ---------
Distributions Declared Per Unit                        $2.17  (c)      $2.50           $2.70           $2.81           $3.08
                                                                                                     ---------      ---------
OPAD Margin                                             33.5 %          33.9 %          32.1 %          32.0 %          32.0 %
                                                                                                     ---------      ---------
Operating Margin                                        22.8            23.5            22.9            23.9            24.6
                                                                                                     ---------
Investment Advisory Fees / Average AUM                 0.340 %         0.347 %         0.348 %         0.348 %         0.347 %
                                                                                                     ---------
Distribution and Servicing Fees / Avg. MF AUM          0.101           0.108           0.121           0.115           0.115
                                                                                                     ---------
Mutual Fund Assets / AUM                                32.8            35.5            37.2            37.5            38.5
                                                                                                     ---------
Compensation and Benefits / Revenues                    43.7 %          42.2 %          41.5 %          41.5 %          41.5 %
                                                                                                     ---------
Growth in General and Administrative Expense            55.5            59.3            27.3            13.0            13.0
                                                                                                     ---------
Commissions/Distribution and Servicing Fees             79.3            94.6            83.9            85.0            85.0
                                                                                                     ---------

        (Dollars in millions, except per unit data and as indicated)
                                                                                    Projected
                                                     -----------------------------------------------------------------------------
                                                       2001            2002           2003             2004          GAGR 00-04
                                                     --------        --------       --------         --------     ----------------
Assets Under Management (in billions)                   $331            $374            $423            $478            13.0 %
                                                                                                                  ----------------
Manual Fund Assets Under Management                      131             152             176             203            15.8
(in billions)                                                                                                     ----------------
Revenues
    Investment Advisory Fees                        $1,083.7        $1,224.5        $1,383.7        $1,563.6            13.0 %
    Distribution and Servicing Fees                    140.2           162.5           188.2           217.8            15.9
                                                     --------        --------    ----------------    --------
Total Revenues                                       1,223.8         1,387.0         1,571.9         1,781.4            13.3
                                                     --------        --------    ----------------    --------
Expenses
    Compensation and Benefits                          507.9           575.6           652.3           739.3            13.3
    Commissions                                        119.1           138.1           159.9           185.1            15.9
    General and Administrative                          74.1            83.7            94.6           106.9            13.0
    Restricted Unit and Option Plans                    24.9            24.9            10.0            10.0           (20.4)
    Amortization of Intangible Assets                   55.1            55.1            55.1            55.1             0.0
    Other Expenses                                     118.9           131.9           146.3           162.2             8.3
                                                     --------        --------    ----------------    --------
Total Expenses                                         900.0         1,009.3         1,118.3         1,258.7            11.5
                                                     --------        --------    ----------------    --------
Operating Income                                      $323.9          $377.7          $453.6          $522.8            18.5 %

Equity in Income/(Loss) of Partnerships                  0.0             0.0             0.0             0.0               NA
Other Income (net)                                       0.0             0.0             0.0             0.0               NA
                                                     --------        --------    ----------------    --------
Pre-Tax Income                                        $323.9          $377.7          $453.6          $522.8            18.5 %
Taxes                                                    0.0             0.0             0.0             0.0               NA
                                                     --------        --------    ----------------    --------
Net Income                                            $323.9          $377.7          $453.6          $522.8            18.5 %
                                                     ========        ========    ================    ========
Number of Basic Units (in millions)                    112.6           113.0           113.4           113.8 (b)         0.4 %
Number of Diluted Units (in millions)                  118.0           118.7           119.3           120.0 (b)         0.6

Basic Earnings per unit                                $2.88           $3.34           $4.00           $4.59            18.0 %
Diluted Earnings per unit                               2.74            3.18            3.80            4.36            17.8
OPAD                                                  $403.9          $457.7          $518.7          $587.9            14.2 %
OPAD per Basic Unit                                     3.59            4.05            4.57            5.17            13.8
Distributions Declared                                $403.9          $457.7          $518.7          $587.9
  Distributions/OPAD                                   100.0 %         100.0 %         100.0 %         100.0 %
Distributions Declared Per Unit                        $3.59           $4.05           $4.57           $5.17
                                                     --------
OPAD Margin                                             33.0 %          33.0 %          33.0 %          33.0 %
                                                     --------
Operating Margin                                        26.5            27.2            28.9            29.3
                                                                                                     --------
Investment Advisory Fees / Average AUM                 0.347 %         0.347 %         0.347 %         0.347 %
                                                                                                     --------
Distribution and Servicing Fees / Avg. MF AUM          0.115           0.115           0.115           0.115
                                                                                                     --------
Mutual Fund Assets / AUM                                39.5            40.5            41.5            42.5
                                                                                                     --------
Compensation and Benefits / Revenues                    41.5 %          41.5 %          41.5 %          41.5 %
                                                                                                     --------
Growth in General and Administrative Expense            13.0            13.0            13.0            13.0
                                                                                                     --------
Commissions/Distribution and Servicing Fees             85.0            85.0            85.0            85.0
                                                                                                     --------

(a) Normalized for the LTM period ended September 30, 1999. Excludes non-recurring charges of $15.7 million.
(b) Assumes full vesting of all units and options.
(c) Adjusted to reflect four quarters only. Form 10K dated 12/31/98 reflects distributions declared for five quarters.
(d) Including non-recurring items, OPAD per unit was $2.67 and $2.77 for the LTM period and 1999E, respectively.



31                                                [LOGO OF SOLOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Projected Income Statement - PIMCO Advisors Holdings L.P: Mgmt. Assumptions


(Dollars in millions, except per unit data and as indicated)

                                 Historical     Actual (a)                         Projected
                              ----------------  ----------  ---------------------------------------------------------
                               1997     1998    LTM - 9/99    1999      2000      2001      2002      2003      2004    CAGR 00-04
                              -------  -------  ----------  --------  --------  --------  --------  --------  --------  ----------
Revenues                       $66.0    $90.7      $98.8     $103.7    $117.4    $142.7    $165.8    $198.4    $227.8      18.0%
Expenses                         0.0     14.5       15.5       16.5      18.1      20.5      23.1      26.1      29.5      12.9
                              -------  -------  ----------  --------  --------  --------  --------  --------  --------
Net income                     $66.0    $76.1      $83.3      $87.2     $99.3    $122.2    $142.7    $172.3    $198.3      18.9
                              =======  =======  ==========  ========  ========  ========  ========  ========  ========

Average Units Outstanding       45.8     47.3       48.9       49.5      49.6      49.6      49.6      49.6      49.6       0.0%

Basic Net Income per Unit      $1.44    $1.61      $1.70      $1.76     $2.00     $2.46     $2.88     $3.47     $4.00      18.9
Diluted Net Income per Unit     1.39     1.52       1.63       1.69      1.91      2.35      2.74      3.30      3.79


Total Distributions Declared           $103.0     $113.5     $122.6    $134.6    $157.4    $177.8    $200.8    $226.7      13.9
Distributions Per Unit                  $2.18      $2.32      $2.48     $2.71     $3.17     $3.58     $4.05     $4.57


Revenues/PALP Net Income        55.8%    43.5%      44.0%      44.3%     44.2%     44.0%     43.9%     43.7%     43.6%
Expenses/Revenues                0.0     16.0       15.7       15.9      15.5      14.4      14.0      13.2      12.9
Tax on Gross Revenues (b)                 3.9        3.7        3.8       3.8       3.8       3.8       3.8       3.8

(a)  Normalized to exclude PAH' share of non-recurring items.
(b)  Gross Revenues refers to a proportionate share of PALP revenues.

32                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Discounted Cash Flow Analysis - PALP

--------------------------------
Discount Rate             13.0 %
Terminal Value Multiple    9.0 x
--------------------------------

                                                      Projected                             ---------
                           --------------------------------------------------------------     CAGR
                            1999       2000       2001       2002       2003       2004     ('00-'04)
                           ------     ------     ------     ------     ------    --------   ---------
Advisors Distributions     $314.3     $345.6     $403.9     $457.7     $518.7      $587.9      14.2 %

Terminal Value                0.0        0.0        0.0        0.0        0.0     5,290.8
                           ------     ------     ------     ------     ------    --------   ---------
Total Flows                $314.3     $345.6     $403.9     $457.7     $518.7    $5,878.7       N/A
                           ======     ======     ======     ======     ======    ========   =========

-----------------------------------------
Net Present Value (at 12/31/99):   $4,448
Per Unit (a):                      $36.98
-----------------------------------------

SENSITIVITY ANALYSIS:
---------------------

                                   Multiple of 2004 Distributions
                      -----------------------------------------------------
                          7.0 x      8.0 x      9.0 x     10.0 x     11.0 x
                      ----------  ---------  ---------  ---------  --------
               11.0 %    $4,106     $4,455     $4,804     $5,153     $5,502
               12.0       3,955      4,288      4,622      4,955      5,289
                                  ---------------------
Discount       13.0       3,810      4,129      4,448      4,767      5,086
    Rate       14.0       3,673      3,978      4,283      4,588      4,894
                                  ---------------------
               15.0       3,542      3,834      4,126      4,418      4,711
               16.0       3,417      3,697      3,977      4,257      4,536

Per Unit:

                                   Multiple of 2004 Distributions
                      -----------------------------------------------------
                          7.0 x      8.0 x      9.0 x     10.0 x     11.0 x
                      ----------  ---------  ---------  ---------  --------
               11.0 %    $34.14     $37.04     $39.94     $42.84     $45.74
               12.0       32.88      35.65      38.43      41.20      43.97
                                  ---------------------
Discount       13.0       31.68      34.33      36.98      39.64      42.29
    Rate       14.0       30.53      33.07      35.61      38.15      40.69
                                  ---------------------
               15.0       29.45      31.88      34.31      36.74      39.17
               16.0       28.41      30.74      33.06      35.39      37.72

(a) Based on 120.3 million diluted units.

                                                  [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Discounted Cash Flow Analysis - PAH

---------------------------------
Discount Rate               13.0%
Terminal Value Multiple     10.0x
---------------------------------


                                            Projected                           -------------
                     --------------------------------------------------------       CAGR
Per Unit:             1999      2000      2001      2002      2003      2004       (00-04)
                     ------    ------    ------    ------    ------    ------   -------------
PAH Distributions     $2.48     $2.71     $3.17     $3.58     $4.05     $4.57       13.9% (a)
Terminal Value          0.0       0.0       0.0       0.0       0.0     45.71
                     ------    ------    ------    ------    ------    ------   -------------
Total Flows           $2.48     $2.71     $3.17     $3.58     $4.05    $50.28         N/A
                     ======    ======    ======    ======    ======    ======   =============

-----------------------------------------
Net Present Value (at 12/31/99):   $37.14
Implied Equity Value (a)           $4,468
-----------------------------------------

SENSITIVITY ANALYSIS:
---------------------

                            Multiple of 2004 Distributions
                  ------------------------------------------------
                    8.0 x     9.0 x    10.0 x    11.0 x     12.0 x
                  ------- --------- --------- --------- ----------
          11.0%   $34.72    $37.43    $40.15    $42.86    $45.57
          12.0     33.42     36.01     38.61     41.20     43.79
                          -------------------
Discount  13.0     32.18     34.66     37.14     39.62     42.11
    Rate  14.0     31.00     33.38     35.75     38.13     40.50
                          -------------------
          15.0     29.88     32.16     34.43     36.70     38.97
          16.0     28.82     30.99     33.17     35.35     37.52


Implied PALP Equity Value (b):

                            Multiple of 2004 Distributions
                  ------------------------------------------------
                    8.0 x     9.0 x    10.0 x    11.0 x     12.0 x
                  ------- --------- --------- --------- ----------
          11.0%   $4,176    $4,502    $4,829    $5,155    $5,481
          12.0     4,020     4,332     4,644     4,956     5,267
                          -------------------
Discount  13.0     3,871     4,169     4,468     4,766     5,064
    Rate  14.0     3,729     4,015     4,300     4,586     4,871
                          -------------------
          15.0     3,594     3,868     4,141     4,141     4,688
          16.0     3,466     3,728     3,989     4,251     4,513


(a) IBES implies a growth rate of approximately 7%.
(b) Based on 120.3 million diluted units.

                                                  [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Valuation of Units Retained by Pacific Life


The base case assumes:

 .    a 15% discount rate for the variable component of PacLife units

 .    a 7% discount rate for the fixed component of PacLife units

 .    7.5% annual growth in the variable component

 .    14.0x Liquidity Multiple


Three Year Horizon
------------------
                           1999            2000            2001           2002
                         --------        --------        --------       --------
Variable:
Payments                   $1.72           $1.85           $1.99          $2.13
Future Value                                                              29.88
                         --------        --------        --------       --------
  Total                    $1.72           $1.85           $1.99         $32.01
---------------------------------
NPV (at 12/31/99)         $24.15
---------------------------------

Fixed:
Payments                   $1.05           $1.05           $1.05          $1.05
Future Value                                                              14.70
                         --------        --------        --------       --------
  Total                    $1.05           $1.05           $1.05         $15.75
---------------------------------
NPV (at 12/31/99)         $14.76
---------------------------------

--------------------------------
Total                    $38.91
--------------------------------

35                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Valuation of Units Retained by Pacific Life


PRESENT VALUE PER UNIT ASSUMING A DISCOUNT RATE OF 11.0%

                                                              Annual Growth of Variable Component
                                   -------------------------------------------------------------------------------------------
                                     2.5%        5.0%        7.5%       10.0%       12.5%       15.0%       17.5%       20.0%
                                   --------    --------    --------   --------    --------    --------    --------    --------
                            2000    $38.51      $39.09      $39.67     $40.26      $40.84      $41.42      $42.00      $42.58
                            2001     38.30       39.42       40.57      41.75       42.95       44.18       45.43       46.71
Exit Year                   2002     38.10       39.73       41.44      43.22       45.09       47.03       49.06       51.18
                            2003     37.91       40.02       42.27      44.68       47.25       49.99       52.55       52.99
                            2004     37.74       40.29       43.09      46.13       49.45       51.23       51.89       52.59

PRESENT VALUE PER UNIT ASSUMING A DISCOUNT RATE OF 13.0%

                                                              Annual Growth of Variable Component
                                   -------------------------------------------------------------------------------------------
                                     2.5%        5.0%        7.5%       10.0%       12.5%       15.0%       17.5%       20.0%
                                   --------    --------    --------   --------    --------    --------    --------    --------
                            2000    $38.09      $38.66      $39.23     $39.80      $40.37      $40.94      $41.51      $42.08
                            2001     37.50       38.58       39.69      40.83       41.99       43.17       44.39       45.62
Exit Year                   2002     36.96       38.51       40.13      41.82       43.60       45.44       47.37       49.38
                            2003     36.47       38.44       40.54      42.79       45.19       47.75       50.14       50.56
                            2004     36.03       38.37       40.94      43.74       46.78       48.43       49.04       49.70

PRESENT VALUE PER UNIT ASSUMING A DISCOUNT RATE OF 15.0%

                                                             Annual Growth of Variable Component
                                   -------------------------------------------------------------------------------------------
                                     2.5%        5.0%        7.5%       10.0%       12.5%       15.0%       17.5%       20.0%
                                   --------    --------    --------   --------    --------    --------    --------    --------
                            2000    $37.69      $38.25      $38.81     $39.37      $39.93      $40.49      $41.05      $41.61
                            2001     36.74       37.79       38.86      39.96       41.08       42.22       43.39       44.59
                                               -------------------------------
Exit Year                   2002     35.90       37.37       38.91      40.52       42.20       43.96       45.79       47.70
                                               -------------------------------
                            2003     35.15       36.99       38.96      41.06       43.30       45.69       47.92       48.32
                            2004     34.48       36.64       39.00      41.57       44.38       45.90       46.47       47.08

36                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Valuation of Units Retained by Pacific Life


PRESENT VALUE PER UNIT ASSUMING A DISCOUNT RATE OF 17.0%

                                                              Annual Growth of Variable Component
                                   -------------------------------------------------------------------------------------------
                                     2.5%        5.0%        7.5%       10.0%       12.5%       15.0%       17.5%       20.0%
                                   --------    --------    --------   --------    --------    --------    --------    --------

                            2000    $37.29      $37.84      $38.40     $38.95      $39.50      $40.05      $40.60      $41.15
                            2001     36.02       37.03       38.07      39.13       40.21       41.32       42.45       43.61
Exit Year                   2002     34.90       36.30       37.77      39.30       40.90       42.57       44.31       46.13
                            2003     33.93       35.65       37.50      39.47       41.56       43.80       45.89       46.27
                            2004     33.07       35.07       37.24      39.62       42.20       43.61       44.15       44.72

PRESENT VALUE PER UNIT ASSUMING A DISCOUNT RATE OF 19.0%

                                                              Annual Growth of Variable Component
                                   -------------------------------------------------------------------------------------------
                                     2.5%        5.0%        7.5%       10.0%       12.5%       15.0%       17.5%       20.0%
                                   --------    --------    --------   --------    --------    --------    --------    --------
                            2000    $36.91      $37.46      $38.00     $38.54      $39.08      $39.62      $40.16      $40.70
                            2001     35.34       36.32       37.32      38.34       39.39       40.46       41.56       42.67
Exit Year                   2002     33.98       35.31       36.70      38.16       39.69       41.28       42.93       44.66
                            2003     32.81       34.42       36.15      38.00       39.96       42.06       44.02       44.38
                            2004     31.80       33.64       35.65      37.84       40.23       41.53       42.04       42.58

37                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Comparison of Transaction Retention Packages


                                                    Retention as a %                Retention as a %
                                                    of Purchase Price              of Total Consideration
                                                 ----------------------           -------------------------
                                   Number
                                  of Deals        Nominal          NPV            Nominal            NPV
PIMCO Advisors Holdings (a)
    No Performance                                 11.7%            9.2%           10.5%             8.4%
    100% Performance                               14.3            11.4            12.5             10.2

Broker/Dealer
    All Deals                         10
    High                                          103.3            96.3            50.8             49.0
    Mean                                           18.2            16.9            12.1             11.4
    Median                                          9.4             8.8             8.6              8.1

    1998 - 1999 Only                   5
    High                                          103.3            96.3            50.8             49.0
    Mean                                           30.0            28.1            18.5             17.8
    Median                                         13.9            12.3            12.2             11.0

Asset Managers                         3
    High                                           17.7            17.7            15.1             15.1
    Mean                                            8.8             8.8             7.7              7.7
    Median                                          8.6             8.6             7.9              7.9


Source: SEC filings and Salomon Smith Barney estimates
(a) Assumes 100% purchase at $38.75 per Unit.

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


APPENDIX


                                                  [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


A.  Comparable Company Analysis


                                                  [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Public Market Comparables -- C-Corporations

Dollars in millions, except per share amounts.

                                                    52 Week                                                     Firm Value
                                Stock Price     ---------------      Div.       Mkt.         Firm                  as % of
                                   10/28/99     High        Low     Yield       Cap.    Value (1)        AUM           AUM
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Advisors - Normalized (4)      $24.76     38.00     26.50      8.9       2,806      2,835      254,600          1.1%
PIMCO Advisors - Current (4)          34.13     38.00     26.50      6.4       3,868      3,896      254,600          1.5

C-Corporations
--------------
Affiliated Managers Group, Inc.      $25.00    $33.94    $22.00       --         582        784      $70,900          1.1%
AMVESCAP PLC (5)                      40.88     56.50     33.75      2.4       5,494      7,515      295,900          2.5
BlackRock Inc.                        14.13     15.25     12.50       --         901      1,096      141,801          0.8
Eaton Vance Corporation               33.81     40.00     18.69      0.9       1,213      1,167       39,000          3.0
Federated Investors, Inc.             17.75     19.81     15.06      0.9       1,496      1,735      117,334          1.5
Franklin Resources, Inc.              32.94     45.63     27.00      2.1       8,305      7,958      227,700          3.5
Gabelli Asset Management Inc.         14.81     18.75     13.06       --         442        410       18,800          2.2
John Nuveen                           35.56     43.69     34.38      2.9       1,119      1,111       59,538          1.9
Neuberger Berman Inc.                 28.75     31.63     23.88       --       1,438      1,433       56,764          2.5
Phoenix Investment Partners            8.50     10.25      6.94      2.8         373        420       59,494          0.7
T. Rowe Price Associates, Inc.        32.56     43.25     25.88      2.5       3,953      3,670      159,200          2.3
United Asset Management Corp.         20.63     26.50     17.38      3.9       1,215      2,002      205,900          1.0
Waddell & Reed Financial Inc.         23.50     28.00     18.56      2.3       1,399      1,348       29,600          4.6

                                                                                           --------------------------------
                                                                                           High                       4.6%
                                                                                           Mean                       2.1
                                                                                           Median                     2.2
                                                                                           Low                        0.7
                                                                                           --------------------------------

                                                                                           PALP Data (6):        $254,556
                                                                                           Implied PALP Equity
                                                                                            Valuation:

                                                                                           --------------------------------
                                                                                           High                   $11,498
                                                                                           Mean                     5,290
                                                                                           Median                   5,458
                                                                                           Low                      1,705
                                                                                           --------------------------------
                                       Firm Value
                                     as a Multiple of:                  Market Cap. as a Multiple of:
                                   ----------------------    ---------------------------------------------------
                                                                                                 Calendar:
                                       LTM          LTM           LTM        LTM      Cash  --------------------    Long Term
                                       Rev.      EBITDA       Pre-Tax   Net.Inc.   Flow(2)   99EE(3)     00EE(3)    Growth Rate
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Advisors - Normalized (4)        3.1x        9.6x        12.9x      13.0x     10.3x     12.1x       10.0x         14.0%
PIMCO Advisors - Current (4)           4.3        13.2         17.8       17.8      14.2      16.7        13.8          14.0

C-Corporations
--------------
Affiliated Managers Group, Inc.        2.7x        5.7x        10.7x      18.1x     10.5x     14.7x       12.0x         21.3x
AMVESCAP PLC (5)                       4.8        15.5         19.1       44.2      22.8      17.5        14.5          19.5
BlackRock Inc.                         2.7         9.3          9.4       17.3      14.6      15.0        12.6          N/A
Eaton Vance Corporation                3.6         7.0         11.8       19.0       9.7      21.2        12.0          13.0
Federated Investors, Inc.              3.1         6.6          8.8       13.9       9.3      13.1        11.1          16.0
Franklin Resources, Inc.               3.4        10.4         13.6       17.9      12.9      14.4        12.5          14.0
Gabelli Asset Management Inc.          2.7         7.4          9.8       16.1      16.1      10.7         9.6          15.0
John Nuveen                            3.4         6.7          7.4       12.2      10.6      12.7        11.7          10.0
Neuberger Berman Inc.                  2.5         5.5          5.8       10.2       9.3      10.8        10.0          N/A
Phoenix Investment Partners            1.7         4.5          8.6       17.8       7.2      14.7        12.1          12.5
T. Rowe Price Associates, Inc.         3.9        10.6         12.6       20.3      20.3      18.7        17.1          15.0
United Asset Management Corp.          2.2         7.0         10.8       18.9       6.9      19.8        17.7          11.0
Waddell & Reed Financial Inc.          4.3         8.9          9.9       15.9      15.1      15.0        12.4          14.5

------------------------------------------------------------------------------------------------------------------------------------
High                                   4.8x       15.5x        19.1x      44.2x     22.8x     21.2x       17.7x         21.3%
Mean                                   3.2         8.1         10.6       18.6      12.7      15.3        12.7          14.7
Median                                 3.1         7.0          9.9       17.8      10.6      14.7        12.1          14.5
Low                                    1.7         4.5          5.8       10.2       6.9      10.7         9.6          10.0
------------------------------------------------------------------------------------------------------------------------------------

PALP Data (6):                        $915        $272         $217       $128      $183      $145        $176
Implied PALP Equity
 Valuation:

------------------------------------------------------------------------------------------------------------------------------------
High                                $4,307      $4,139       $4,141     $5,649    $4,168    $3,089      $3,110
Mean                                 2,791       2,106        2,311      2,377     2,323     2,220       2,236
Medium                               2,719       1,807        2,148      2,279     1,942     2,138       2,133
Low                                  1,417       1,128        1,270      1,298     1,255     1,561       1,679
------------------------------------------------------------------------------------------------------------------------------------

NB Financial data excludes all non-recurring and extraordinary items.
(1) Represents market capitalization plus debt and minority interest less cash.
(2) Represents Net Income plus Depreciation and Amortization.
(3) Earnings estimates represent IBES median estimates from IDD.
(4) Data for PIMCO Advisors. Multiples driven by pricing for PIMCO Advisors Holdings, LP.
(5) Market data represents that of the American Depository Shares (which each represent 5 ordinary shares). Financial data is adjusted to reflect US GAAP.
(6) PIMCO Advisors earnings and cash flow numbers taxed at a tax rate of 41%.

39                                                [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


Public Market Comparables - Selected List

Dollars in millions, except share amounts.


                                                              52 Week
                                       Stock Price         -------------      Div.         Mkt.          Firm
                                        10/28/1999          High    Low       Yield        Cap.      Value (1)         AUM
----------------------------------------------------------------------------------------------------------------------------
PIMCO Advisors - Normalized (4)             $24.76         38.00  26.50         8.9      $2,806        $2,835    $254,600
PIMCO Advisors - Current (4)                 34.13         38.00  26.50         6.4       3,868         3,896     254,600

Selected C-Corporations
-----------------------
BlackRock Inc.                              $14.13         15.25  12.50                    $901        $1,096    $141,801
Federated Investors, Inc.                    17.75         19.81  15.06         0.9       1,496         1,735     117,334
Franklin Resources, Inc.                     32.94         45.63  27.00         2.1       8,305         7,958     227,700

Selected Fast Growing Companies
-------------------------------
BlackRock Inc.                              $14.13         15.25  12.50                    $901        $1,096    $141,801
T. Rowe Price Associates, Inc.               32.56         43.25  25.88         2.5       3,953         3,670     159,200
Kansas City Southern Industries              46.06         66.44  37.50         0.3       5,089         5,795     161,700


                                                     Firm Value as a Multiple of
                                      Firm Value     ------------------------------------------------------------
                                         as % of            LTM              LTM            LTM            LTM
                                             AUM           Rev.           EBITDA        Pre-Tax       Net Inc.
                                      ---------------------------------------------------------------------------
PIMCO Advisors - Normalized (4)             1.1%           3.1x             9.6x          12.9%          13.0x
PIMCO Advisors - Current (4)                1.5            4.3              13.2          17.8           17.8

Selected C-Corporations
-----------------------
BlackRock Inc.                              0.8%           2.7x             9.3x           9.4x          17.3x
Federated Investors, Inc.                   1.5            3.1              6.6            8.8           13.9
Franklin Resources, Inc.                    3.5            3.4             10.4           13.6           17.9

-----------------------------------------------------------------------------------------------------------------
High                                        3.5%           3.4x            10.4x          13.6x          17.9%
Mean                                        1.9            3.1              8.7           10.6           16.3
Median                                      1.5            3.1              9.3            9.4           17.3
Low                                         0.8            2.7              6.6            8.8           13.9
-----------------------------------------------------------------------------------------------------------------

Selected Fast Growing Companies
-------------------------------
BlackRock Inc.                              0.8%           2.7x              93x           9.4x          17.3x
T. Rowe Price Associates, Inc.              2.3            3.9             10.6           12.6           20.3
Kansas City Southern Industries             3.6            3.7              9.6           12.9           20.1

-----------------------------------------------------------------------------------------------------------------
High                                        3.6%           3.9x            10.6x          12.9%          20.3x
Mean                                        2.2            3.5              9.8           11.6           19.2
Median                                      2.3            3.7              9.6           12.6           20.1
Low                                         0.8            2.7              9.3            9.4           17.3
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Mean                                        2.1%           3.3x             9.3x          11.1x          17.8x
-----------------------------------------------------------------------------------------------------------------

PALP Data (5):                          $254,556           $915             $272          $217           $128

Implied PALP Equity Valuation:
-----------------------------------------------------------------------------------------------------------------
High                                      $8,803         $3,020             $2,728      $2,958         $2,283
Mean                                       5,171          2,894              2,431      $2,414          2,273
Median                                     1,875          2,415              2,429       2,044          2,279
Low                                        1,705          1,417              1,128       1,864          2,208
-----------------------------------------------------------------------------------------------------------------

                                                Market Cap as a Multiple of:
                                                -------------------------------------------------
                                                                 Calendar:
                                                   Cash      -----------------       Long Term
                                                Flow (2)     99EE (3)  OOEE (3)     Growth Rate
-------------------------------------------------------------------------------------------------
PIMCO Advisors - Normalized (4)                    10.3x        12.lx     l0.0%           14.0%
PIMCO Advisors - Current (4)                       14.2         16.7      13.8            14.0

Selected C-Corporations
-----------------------
BlackRock Inc.                                     14.6         15.0x     12.6x            N/A
Federated Investors, Inc.                           9.3         13.1      11.1            16.0
Franklin Resources Inc.                            12.9         14.4      12.5            14.0

-------------------------------------------------------------------------------------------------
High                                               14.6x        15.0x     12.6x           16.0%
Mean                                               12.3         14.2      12.1            15.0
Median                                             12.9         14.4      12.5            15.0
Low                                                 9.3         13.1      11.1            14.0
-------------------------------------------------------------------------------------------------

Selected Fast Growing Companies
-------------------------------
BlackRock Inc.                                     14.6x        15.0x     12.6x            N/A
T. Rowe Price Associates, Inc.                     20.3         18.7      17.1            15.0
Kansas City Southern Industries                    15.2         16.6      14.0            14.3

-------------------------------------------------------------------------------------------------
High                                               20.3x        18.7x     17.1x           15.0%
Mean                                               16.7         16.8      14.6            14.6
Median                                             15.2         16.6      14.0            14.6
Low                                                14.6         15.0      12.6            14.3
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Mean                                               14.5x        15.5x     13.3x           14.8%
-------------------------------------------------------------------------------------------------

PALP Data (5):                                     $183         $145      $176
Implied PALP Equity Valuation:
-------------------------------------------------------------------------------------------------
High                                             $2,666       $2,185    $2,216
Mean                                              2,646        2,253     2,341
Median                                            2,363        2,131     2,201
Low                                               1,320        2,096     2,133
-------------------------------------------------------------------------------------------------







(1)  Represents market capitalization plus debt and minority interest less cash.
(2)  Represents Net Income plus Depreciation and Amortization.
(3)  Earnings estimates represent IBES median estimates from IDD.
(4) Data for PIMCO Advisors. Multiples driven by pricing for PIMCO Advisors Holdings, LP.
(5) PIMCO Advisors earnings and cash flow numbers taxed at a corporate tax rate of 41%.

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Selected List - AUM Breakdown

                                                           Assets Under Management
                                      ----------------------------------------------------------------
                                           Client Type                      Asset Type
                                      ---------------------  -----------------------------------------
                                       Retail     Inst'I      Equity       Fl         Dom.      Int'l
                                      ---------------------  -----------------------------------------
PIMCO Advisors                          37.5%      62.5%      36.2%       63.8%      95.0%       5.0%

BlackRock Inc.                          41.5       58.5       11.0        57.8       57.6       12.7
Federated Investors, Inc.               96.2        3.9       14.0        86.0       98.0        2.0
Franklin Resources, Inc.                79.0       21.0       62.5        37.5       53.5       46.5

               ---------------------------------------------------------------------------------------
               Mean                     72.2%      27.8%      29.2%       60.4%      69.7%      20.4%
               Median                   79.0       21.0       14.0        57.8       57.6       12.7
               ---------------------------------------------------------------------------------------

BlackRock Inc.                          41.5       58.5       11.0        57.8       57.6       12.7
T. Rowe Price Associates, Inc.          64.0       36.0       73.0        27.0       61.7       38.3
Kansas City Southern Industries         87.0       13.0       90.0        10.0       77.0       23.0

               ---------------------------------------------------------------------------------------
               Mean                     64.2%      35.8%      58.0%       31.6%      65.4%      24.7%
               Median                   64.0       36.0       73.0        27.0       61.7       23.0
               ---------------------------------------------------------------------------------------


Alliance Capital Management, L.P.       43.9       56.1       58.0        42.0       86.0       14.0
Nvest                                   27.9       72.1       48.5        51.5       92.0        8.0

               ---------------------------------------------------------------------------------------
               Mean                     35.9%      64.1%      53.3%       46.7%      89.0%      11.0%
               Median                   35.9       64.1       53.3        46.7       89.0       11.0
               ---------------------------------------------------------------------------------------

                                                  [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Public Market Comparables - MLPs


Dollars in millions, except per share amounts.

                                                                                            Firm Value  Firm Value as a Multiple of:
                                                                                                        ----------------------------
                                Stock Price    52 Week      Div.     Mkt.    Firm              as % of             LTM     LTM
                                            -------------
                                 10/28/1999   High  Low     Yield    Cap.    Value(1)   AUM      AUM               Rev.   EBITDA
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Advisors - Normalized (4)    $24.76   38.00   26.50    8.9   $2,806   $2,835    254,600    1.1%              3.1x     9.6x
PIMCO Advisors - Current (4)        34.13   38.00   26.50    6.4    3,868    3,896    254,600    1.5               4.3     13.2


Master Limited Partnerships
---------------------------
Alliance Capital Management, L.P.   26.13   33.44   24.13    8.3   $4,471   $4,741    321,000     1.5              3.1      8.5
Nvest                               19.63   29.50   18.75   15.7      781    1,021    136,000     0.8              1.6      5.6


                                                              ----------------------------------------------------------------------
                                                              High                                1.5%             3.1x     8.5x
                                                              Mean                                1.1              2.3      7.1
                                                              Median                              1.1              2.3      7.1
                                                              Low                                 0.8              1.6      5.6
                                                              ----------------------------------------------------------------------

                                                              PALP Data:                     $254,556             $915     $272
                                                              Implied PALP Equity Valuation:
                                                              ----------------------------------------------------------------------
                                                              High                             $3,666           $2,772   $2,226
                                                              Mean                              2,743            2,051    1,828
                                                              Median                            2,743            2,051    1,828
                                                              Low                               1,819            1,331    1,429
                                                              ----------------------------------------------------------------------


                                                                          Market Cap. as a Multiple of:
                                                                 ----------------------------------------------
                                                                 LTM          LTM       Cash          Calendar        Long Terms
                                                                                                  ----------------
                                                                 Pre-Tax    Net-Inc.    Flow(2)   99EE(3)  00EE(3)    Growth Rate
------------------------------------------------------------------------------------------------------------------------------------
PIMCO Advisors - Normalized (4)                                  12.9x        13.Ox     10.3x     12.1x     lO.Ox      14.0%
PIMCO Advisors - Current (4)                                     17.8         17.8      14.2      16.7      13.8       14.0

Master Limited Partnerships
---------------------------
Alliance Capital Management, L.P.                                11.0         13.0       9.3      11.6      10.3       14.8
Nvest                                                             6.9          7.3       5.0      10.3       9.4       10.0

                            --------------------------------------------------------------------------------------------------------
                            High                                 11.0x        13.0x      9.3x     11.6x     10.3x      14.8%
                            Mean                                  9.0        111.1       7.1      10.9       9.9       12.4
                            Median                                9.0         10.1       7.1      10.9       9.9       12.4
                            Low                                   6.9          7.3       5.0      10.3       9.4       10.0
                            --------------------------------------------------------------------------------------------------------

                            PALP Data:                           $217         $217      $272      $246      $298
                            Implied PALP Equity Valuation:
                            -------------------------------------------------------------------------------------
                            High                               $2,392       $2,821    $2,517    $2,849    $3,081
                            Mean                                1,951        2,198     1,938     2,697     2,938
                            Median                              1,951        2,198     1,938     2,697     2,938
                            Low                                 1,510        1,574     1,358     2,545     2,796
                            -------------------------------------------------------------------------------------




(1) Represents market capitalization plus debt and minority interests less cash.
(2)   Represents Net Income plus Depreciation and Amortization.
(3)   Earnings estimates represent IBES median estimates from IDD.
(4) Data for PIMCO Advisors. Multiples driven by pricing for PIMCO Advisors Holdings, LP.

                                            [LOGO OF SMITH SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


B.  Precedent Transactions


                                                  [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Precedent Transactions

Dollars in Millions


 Announce                                                            % Mut.    % Sep.        %  % Fixed    % Money    Purchase
   Date    Acquiror              Target                       AUM      Fund     Accts   Equity   Income     Market       Price
--------   -------------------   ------------------------  --------  ------   -------   ------  -------    -------   ---------
02/15/99   Credit Suisse         Warburg Pincus AM         $22,000    45.0%    55.0%    85.0%     15.0%       0.0%      $602.2

08/10/98   Northwestern Mutual   Frank Russell Company      42,000     0.0    100.0     67.0      23.0       10.0      1,200.0

05/08/98   Robeco Groep          Weiss Peck & Greer         16,000     8.0     92.0     35.0      65.0        0.0        509.1

08/15/97   Fleet                 Columbia Mgmt. Company     22,000    30.0     70.0     62.0      33.0        5.0        550.0

11/19/97   Merrill Lynch         Mercury Asset Mgmt.       176,614    12.0     88.0     75.0      25.0        0.0      5,100.0

06/27/97   Zurich                Scudder, Stevens & Clark  177,000    33.0     67.0     42.0      58.0        0.0      1,600.0

02/14/97   PIMCO Advisors        Oppenheimer Capital        16,000    13.0     87.0     82.0      13.0        5.0        265.1

11/04/96   INVESCO PLC           AIM Mgmt. Group            57,000    74.0     26.0     68.0       7.0       25.0      1,690.0

07/24/96   LGT                   Chancellor Capital Mgmt.   33,000     0.0    100.0     62.0      33.0        5.0        300.0

06/24/96   Morgan Stanley        Van Kampen American        57,123    87.0     13.0     35.0      33.0       31.0      1,175.0

12/15/95   Dresdner Bank         RCM Capital Mgmt.          26,000     6.0     94.0     62.0      38.0        0.0        300.0

06/29/95   Morgan Stanley        Miller Anderson & Sherard  33,000    20.0     80.0     40.0      59.0        0.5        350.0

06/17/94   PNC Bank              BlackRock Financial        23,400    35.0     65.0      0.0     100.0        0.0        240.0



Dollars in Millions
                                                            Price as a               Price as a Multiple of:
                                                                         ------------------------------------------------
Announce                                                    Percent of         LTM         LTM           LTM          LTM
  Date     Acquiror                Target                          AUM    Revenues      EBITDA   Pretax Inc.     Net Inc.
--------   -------------------   ------------------------   ----------   ---------   ---------   -----------    ---------
02/15/99   Credit Suisse         Warburg Pincus AM               2.74%        na          na          na            na
08/10/98   Northwestern Mutual   Frank Russell Company           2.86        3.1x       20.Ox         na          47.8x
05/08/98   Robeco Groep          Weiss Peck & Greer              3.18         na          na          na            na
08/15/97   Fleet                 Columbia Mgmt. Company          2.50         na          na         8.1x           na
11/19/97   Merrill Lynch         Mercury Asset Mgmt.             2.89        8.2x       17.2x       18.0x         25.4x
06/27/97   Zurich                Scudder, Stevens & Clark        1.37        3.3x         na          na            na
02/14/97   PIMCO Advisors        Oppenheimer Capital             1.66        4.5x       10.3x       10.6x         17.8x
11/04/96   INVESCO PLC           AIM Mgmt. Group                 2.96        5.1x       10.5x       12.8x         20.4x
07/24/96   LGT                   Chancellor Capital Mgmt.        0.91         na          na          na            na
06/24/96   Morgan Stanley        Van Kampen American             2.06        3.8x       lO.Ox       12.8x         21.3x
12/15/95   Dresdner Bank         RCM Capital Mgmt.               1.15        3.5x       11.2x       13.7x         22.8x
06/29/95   Morgan Stanley        Miller Anderson & Sherard       1.06        3.5x         na         7.8x           na
06/17/94   PNC Bank              BlackRock Financial             1.03        4.3x        8.2x        8.6x         14.8x


                                                  ---------------------------------------------------------------------
                                                  High           3.18%       8.2x       20.0x       18.0x         47.8x
                                                  Mean           2.03        4.4        12.5        11.6          24.3
                                                  Median         2.06        3.8        10.5        11.7          21.3
                                                  Low            0.91        3.1         8.2         7.8          14.8
                                                  ---------------------------------------------------------------------
                                      PALP Data:             $256,153       $944        $280        $225          $133
                                      Implied PALP Valuation
                                                  ---------------------------------------------------------------------
                                                  High         $8,180     $7,772      $5,643      $4,056        $6,339
                                                  Mean          5,224      4,159       3,537       2,603         3,227
                                                  Median        5.299      3,589       2,985       2,643         2,823
                                                  Low           2,358      2,957       2,334       1,753         1,967
                                                  ---------------------------------------------------------------------

                                                  [LOGO OF SALOMON SMITH BARNEY]
43

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS


C.  Weighted Average Cost of Capital Analysis


                                                  [LOGO OF SALOMON SMITH BARNEY]

                          PROJECT APOSTLE - PRESENTATION TO THE GENERAL PARTNERS

Weighted Average Cost of Capital Analysis

                                                                              Reported Betas
                                    ------------------------------------------------------------------------------------------
Selected Comparable C-Corporations    Bloomberg (a)       IDD (a)          S&P      Historical Barra Projected Barra   Median
----------------------------------  ---------------     ----------       ------     ---------------- ---------------  --------
Franklin Resources, Inc.                  1.52             1.45            1.70            1.71             1.39         1.52
Federated Investors, Inc.                 0.91             N/A             0.97            1.29             1.25         0.97
T. Rowe Price Associates, Inc.            1.59             1.58            1.16            1.17             1.28         1.28

------------------------------------------------------------------------------------------------------------------------------
High                                      1.59             1.58            1.70            1.71             1.39         1.52
Median                                    1.52             1.52            1.16            1.29             1.28         1.28
Low                                       0.91             1.45            0.97            1.17             1.25         0.97
Median Discount Rate -- Selected Comparable C-Corporations (b)                                                          13.83%
------------------------------------------------------------------------------------------------------------------------------

Other Asset Management C-Corporations
-------------------------------------
Affiliated Managers Group, Inc.           1.26             N/A             N/A             2.64             1.42         1.34
AMVESCAP PLC                              1.27             1.14            N/A             1.16             1.28         1.18
Phoenix Investment Partners               0.74             0.76            1.27            1.25             1.14         0.76
John Nuveen                               1.62             0.57            0.43            0.44             0.78         0.44
Eaton Vance Corporation                   0.93             0.80            0.66            0.72             1.20         0.72
Gabelli Asset Management, Inc.            0.60             N/A             N/A             N/A              1.12         0.60
United Asset Management Corp.             0.86             0.85            1.00            1.02             1.16         0.86
Waddell & Reed Financial Inc.             0.99             N/A             N/A             1.66             1.24         1.11

------------------------------------------------------------------------------------------------------------------------------
High                                      1.27            1.14             1.27            2.64             1.42         1.34
Median                                    0.90            0.80             0.83            1.16             1.18         0.81
Low                                       0.60            0.57             0.43            0.44             0.78         0.44
Median Discount Rate -- All Asset Management C-Corporations (b)                                                         11.01%
------------------------------------------------------------------------------------------------------------------------------

Selected Master Limited Partnerships
------------------------------------
Alliance Capital Management, L.P.         0.95            0.88             1.14            1.10             1.07         0.95
Nvest                                     0.81            0.74              N/A            0.82             0.61         0.68

------------------------------------------------------------------------------------------------------------------------------
High                                      0.95            0.88             1.14            1.10             1.07         0.95
Median                                    0.88            0.81             1.14            0.96             0.84         0.81
Low                                       0.81            0.74             1.14            0.82             0.61         0.68
Median Discount Rate -- Selected Master Limited Partnerships (b)                                                        11.03%
------------------------------------------------------------------------------------------------------------------------------

(a) Based on adjusted Beta calculations for the two years ended September 28, 1999.

(b) Discount rate calculated using an equity risk premium of 6% and a 30-year risk free rate of 6.15% as of October 28, 1999. Equity risk premium based on Salomon Smith Barney Research.

44                                                [LOGO OF SALOMON SMITH BARNEY]